PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
1 (800) 222-5852
August 10, 2018
Dear Contract Owner:
A Special Meeting of Shareholders of Principal Variable Contracts Funds, Inc. (“PVC”) will be held at 711 High Street, Des Moines, Iowa 50392, on October 1, 2018 at 10:30 a.m., Central Time (the "Meeting").
At the Meeting, shareholders of the LargeCap Value Account (the “Acquired Fund”) will be asked to consider and approve a Plan of Acquisition (the “Plan”) providing for the reorganization of the Acquired Fund into the Equity Income Account (the “Acquiring Fund”) (together, the "Funds"). Each of these Funds is a separate series or fund of PVC.
As an investor through a variable annuity contract or variable life insurance policy issued through an insurance company, you can instruct your insurance company as to how to vote on the proposed reorganization. At the special meeting of shareholders, your insurance company will vote as instructed by you and other investors holding contracts or policies through your insurance company.
Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; and (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, Class 1 and Class 2 shares of the Acquiring Fund. The Reorganization is expected to occur on or about the close of regularly scheduled trading on the NYSE on October 12, 2018. All share classes of the Acquired Fund will vote in the aggregate and not by class with respect to the Reorganization.

*****
Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a voting instruction card for the shares of the Acquired Fund attributable to your variable contract or policy as of July 30, 2018, the record date for the Meeting. The Proxy Statement/Prospectus provides background information and describes in detail the matters to be voted on at the Meeting.
The Board of Directors of PVC has unanimously voted in favor of the proposed Reorganization and recommends that you vote FOR the Proposal.
In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement/Prospectus and then complete and mail your voting instruction card(s) in the enclosed postage-paid envelope, allowing sufficient time for receipt by us by September 14, 2018. As a convenience, we offer three options by which to vote your shares:
By Internet: Follow the instructions located on your voting instruction card.
By Phone: The phone number is located on your voting instruction card. Be sure you have your control number, as printed on your voting instruction card, available at the time you call.
By Mail: Sign your voting instruction card and enclose it in the postage-paid envelope provided in this proxy package.
We appreciate your taking the time to respond to this important matter. Your vote is important. If you have any questions regarding the Reorganization, please call our shareholder services department toll free at 1 (800) 222-5852.
Sincerely,
Michael J. Beer
President and Chief Executive Officer

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
1 (800) 222-5852
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Contract Owners of the LargeCap Value Account:
Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the LargeCap Value Account (the “Acquired Fund”), a series of Principal Variable Contracts Funds, Inc. (“PVC”), will be held at 711 High Street, Des Moines, Iowa 50392, on October 1, 2018 at 10:30 a.m., Central Time. A Proxy Statement/Prospectus providing information about the following proposal to be voted on at the Meeting is included with this notice. The Meeting is being held to consider and vote on such proposal as well as any other business that may properly come before the Meeting or any adjournment or postponement thereof.

Proposal:	Approval of a Plan of Acquisition providing for the reorganization of the LargeCap Value Account into the Equity Income Account.
The Board of Directors of PVC recommends that shareholders of the Acquired Fund vote FOR the Proposal.
Approval of the Proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy Statement/Prospectus) of the Acquired Fund.
Each shareholder of record at the close of business on July 30, 2018 is entitled to receive notice of and to vote at the Meeting. Please read the attached Proxy Statement/Prospectus.
By order of the Board of Directors
Michael J. Beer
President and Chief Executive Officer
August 10, 2018
Des Moines, Iowa

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
1 (800) 222-5852
---------------------------------
PROXY STATEMENT/PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 1, 2018
RELATING TO THE REORGANIZATION OF THE LARGECAP VALUE ACCOUNT INTO THE EQUITY INCOME ACCOUNT
This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Directors”) of Principal Variable Contracts Funds, Inc. (“PVC”) of proxies to be used at a Special Meeting of Shareholders of PVC to be held at 711 High Street, Des Moines, Iowa 50392, on October 1, 2018, at 10:30 a.m., Central Time (the “Meeting”).
At the Meeting, the shareholders of the LargeCap Value Account (the “Acquired Fund”) will be asked to consider and approve the Plan of Acquisition (the “Plan”) providing for the Acquired Fund's reorganization into the Equity Income Account (the “Acquiring Fund”) (with the Acquired Fund, the "Funds").
All shares of the Acquired Fund are owned of record by sub-accounts of separate accounts ("Separate Accounts") of an insurance company established to fund benefits under variable annuity contracts and variable life insurance policies (each a "Contract") issued by an insurance company. Persons holding Contracts are referred to herein as "Contract Owners."
Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; and (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, Class 1 and Class 2 shares of the Acquiring Fund. The Reorganization is expected to occur on or about the close of regularly scheduled trading on the NYSE on October 12, 2018. All share classes of the Acquired Fund will vote in the aggregate and not by class with respect to the Reorganization. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and the Form of Plan of Acquisition which is attached hereto as Appendix A.
This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PVC contain additional information about the investments of the Acquired and Acquiring Funds, and the Annual Report contains discussions of the market conditions and investment strategies that significantly affected these Funds during the fiscal year ended December 31, 2017. Copies of these reports may be obtained at no charge by calling our shareholder services department toll free at 1 (800) 222-5852.
A Statement of Additional Information dated August 10, 2018 (the “Statement of Additional Information”) relating to this Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (“SEC”) (File No. 333-226032) and is incorporated by reference into this Proxy Statement/Prospectus. PVC’s Prospectus dated May 1, 2018 and as supplemented (“PVC Prospectus”), and the Statement of Additional Information for PVC dated May 1, 2018 and as supplemented (“PVC SAI”), have been filed with the SEC (File No. 002-35570) and, insofar as they relate to the Acquired and Acquiring Funds, are incorporated by reference into this Proxy Statement/Prospectus. Copies of these documents may be obtained without charge by writing to PVC at the address noted above or by calling our shareholder services department toll free at 1 (800) 222-5852. You may also call our shareholder services department toll free at
1 (800) 222-5852 if you have any questions regarding the Reorganization.

PVC is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”) and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at: 1 (202) 551-8090). Such materials are also available on the SEC’s EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.
Important Notice Regarding Availability of Proxy Statement for the Shareholders’ Meeting to be Held on October 1, 2018.
This Proxy Statement is available on the Internet at:
https://www.proxy-direct.com/pri-30110
The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this
Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.
The date of this Proxy Statement/Prospectus is August 10, 2018.

INTRODUCTION
This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Fund to provide information regarding the Plan and the Reorganization.
Principal Variable Contracts Funds, Inc. ("PVC") is a Maryland corporation and an open-end management investment company registered with the SEC under the 1940 Act. PVC currently offers 37 separate series or funds (the “PVC Accounts”), including the Acquired and Acquiring Funds. The sponsor of PVC is Principal Life Insurance Company (“Principal Life”), and the investment advisor to the PVC Accounts is Principal Global Investors, LLC (“PGI”). Principal Funds Distributor, Inc. (the “Distributor” or “PFD”) is the distributor for all share classes. Principal Life is an insurance company organized in 1879 under the laws of Iowa. Principal Life, PGI and PFD are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. (“PFG”). Principal Life’s and PGI’s address is the Principal Financial Group, 711 High Street, Des Moines, Iowa 50392, and PFD’s address is 620 Coolidge Drive, Suite 300, Folsom, CA 95630.
Investment Management. Pursuant to an investment advisory agreement with PVC, PGI provides investment advisory services and is also responsible for, among other things, administering the business and affairs of each Fund. PGI is also responsible for selecting, contracting with, compensating and monitoring the performance of any sub-advisors that manage the investment of the assets of the Funds pursuant to sub-advisory agreements.
PGI is located at 801 Grand Avenue, Des Moines, IA 50392. PGI is an indirect, wholly-owned subsidiary of PFG.

THE REORGANIZATION
At its meeting held on June 12, 2018, the Board of Directors of PVC (the “Board”), including all the Directors who are not “interested persons” (as defined in the 1940 Act) of PVC (the “Independent Directors”), approved the Reorganization pursuant to the Plan providing for the combination of the Acquired Fund into the Acquiring Fund. The Board concluded that the Reorganization is in the best interests of the Acquired Fund and Acquiring Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization. The factors that the Board considered in deciding to approve the Reorganization are discussed below under “Board Consideration of the Reorganization.”
The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; and (ii) the distribution to Acquired Fund shareholders of the Acquiring Fund shares in complete liquidation and termination of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Effective Time”). The closing date of the Reorganization is expected to be on or about October 12, 2018. Holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, Class 1 and Class 2 shares of the Acquiring Fund. All share classes of the Acquired Fund will vote in the aggregate and not by class with respect to the Reorganization. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Form of Plan of Acquisition, which is attached hereto as Appendix A.

The Board believes that participation by the Acquired Fund and the Acquiring Fund in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization. The Board recommends that Acquired Fund shareholders vote to approve the Reorganization for the following reasons:

•
the Acquired Fund has experienced significant net redemptions in recent years and has underperformed its benchmark and peer group, and one of the Acquired Fund’s lead portfolio managers has recently resigned; taken together, these factors suggest a lack of foreseeable growth and demand for the Acquired Fund;

•
the Acquired Fund’s net redemptions have caused the management fee rate and expense ratio of the Acquired Fund to rise, and if there are additional future net redemptions, the Acquired Fund’s fees and expenses may increase further;

•	the Reorganization is expected to result in a decrease in the expense ratio for shareholders of both share classes of the Acquired Fund;

•	the Acquiring Fund had better performance and a favorable risk-return profile when compared to the Acquired Fund over the three- and five-year periods ended March 31, 2018;

•	PGI, as investment adviser to the Acquiring Fund, is expected to provide high quality investment advisory services and personnel;

•	the Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes;

•
the taxable impact of capital gains realized in connection with repositioning the Acquired Fund’s portfolio in connection with the Reorganization are not expected to flow through to the Contract Owners of the insurance separate accounts that own the Acquired Fund shares; and

•
The Acquiring Fund's expense ratio is lower than the Acquired Fund's expense ratio for both Class 1 shares (0.50% and 0.61%, respectively) and Class 2 shares (0.75% and 0.86%, respectively). Accordingly, Acquired Fund shareholders are expected to enjoy cost savings as a result of the Reorganization.

In the opinion of legal counsel, the Reorganization will qualify as a tax-free reorganization and, for federal income tax purposes, no gain or loss will be recognized as a result of the Reorganization by the Acquired Fund or Acquiring Fund shareholders. Please see “Information About the Reorganization - Federal Income Tax Consequences" for a discussion of the tax consequences to the Acquired Fund and its shareholders of disposing of portfolio securities, as described below, and their relation to available pre-reorganization capital losses of the Acquired Fund.
The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See “Additional Information About the Funds - Purchases, Redemptions and Exchanges of Shares.”
With respect to the Reorganization, the Acquired Fund is expected to achieve greater benefit than the Acquiring Fund. Therefore, the Acquired Fund will pay all direct expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and solicitation costs and legal and audit fees, which are estimated to be $30,500. In addition, the Acquired Fund will be required to reposition its portfolio prior to the Reorganization for the purpose of transferring only those assets that are consistent with the Acquiring Fund's investment strategy. Based on commission rates typically paid by the Acquired Fund, it is estimated that in connection with the repositioning of the assets of the Acquired Fund, the Acquired Fund will incur brokerage commissions of $49,941. It is expected that approximately 90% of the portfolio securities of the Acquired Fund will be disposed of and new securities purchased. This sale of securities will result in a reduction in net asset value per share of approximately $0.02. The estimated taxable gain to the Acquired Fund, which will be distributed to shareholders prior to the closing of the Reorganization, would be, net of trading costs, $18,177,000 ($3.91 per share) on a U.S. GAAP basis. The Acquired Fund is considered a Regulated Investment Company (“RIC”) for tax purposes.

PROPOSAL:
APPROVAL OF A PLAN OF ACQUISITION
PROVIDING FOR THE REORGANIZATION OF THE
LARGECAP VALUE ACCOUNT INTO THE
EQUITY INCOME ACCOUNT
Shareholders of the LargeCap Value Account (the “Acquired Fund”) are being asked to approve the Plan, which provides for the reorganization of the Acquired Fund into the Equity Income Account (the “Acquiring Fund”).
Comparison of Acquired and Acquiring Funds
The following table provides comparative information with respect to the Acquired and Acquiring Funds. As indicated in the table, the Funds have similar objectives in that the Acquired Fund seeks to generate long-term growth of capital while the Acquiring Fund seeks to generate current income and long-term growth of income and capital. The Funds have similar investment strategies and risks in that both invest principally in equity securities of companies with medium and large market capitalization. The Funds also invest primarily in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The principal difference between the Funds is that the Acquiring Fund focuses on dividend-paying equity securities at the time of purchase and also invests in real estate investment trusts and securities of foreign issuers while the Acquired Fund also invests in growth securities and actively trades portfolio securities. Due to such differences, it is expected that approximately 90% of the portfolio securities of the Acquired Fund will be disposed of and new securities purchased. In connection with the Reorganization, Principal Global Investors, LLC ("PGI") has determined that, because the combined Funds following the Reorganization will more closely resemble Equity Income Account pre-Reorganization than LargeCap Value Account, Equity Income Account will be the accounting survivor of the Reorganization. As such, Equity Income Account post-Reorganization will maintain the performance history of Equity Income Account at the closing of the Reorganization.

LargeCap Value Account (Acquired Fund)	Equity Income Account (Acquiring Fund)
Approximate Net Assets as of December 31, 2017:
$150,509,000	$600,098,000
INVESTMENT ADVISOR
PGI	PGI

PGI PORTFOLIO MANAGERS
Christopher Ibach has been with Principal® since 2000. He earned a bachelor's degree in Electrical Engineering and an M.B.A. in Finance from the University of Iowa. Mr. Ibach has earned the right to use the Chartered Financial Analyst designation.
Jeffrey A. Schwarte has been with Principal® since 1993. He earned a bachelor’s degree in Accounting from the University of Northern Iowa. Mr. Schwarte is a CPA and has earned the right to use the Chartered Financial Analyst designation.

Daniel R. Coleman has been with Principal® since 2001, holding various investment management roles on the Edge Asset Management equity team, including Portfolio Manager and some senior management roles. He earned a bachelor's degree in Finance from the University of Washington and an M.B.A. from New York University.
David W. Simpson has been with Principal® since 2003. He earned a bachelor's degree from the University of Illinois and an M.B.A. in Finance from the University of Wisconsin. Mr. Simpson has earned the right to use the Chartered Financial Analyst designation.
Nedret Vidinli has been with Principal® since 2010. He earned his bachelor’s degree in Business Administration at Drake University and an M.B.A. at Benedictine University. Mr. Vidinli has earned the right to use the Chartered Financial Analyst designation.

Comparison of Investment Objectives and Strategies

LargeCap Value Account (Acquired Fund)	Equity Income Account (Acquiring Fund)

INVESTMENT OBJECTIVES
The Acquired Fund seeks long-term growth of capital.	The Acquiring Fund seeks to provide current income and long-term growth of income and capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Acquired Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of purchase. For this Acquired Fund, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the Russell 1000® Value Index (which as of December 31, 2017 ranged between approximately $1.1 billion and $489.0 billion). The Acquired Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Acquired Fund also invests in growth securities and in medium capitalization companies. The Acquired Fund actively trades portfolio securities.

Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity securities at the time of purchase. The Acquiring Fund usually invests in equity securities of companies with large and medium market capitalizations. The Acquiring Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Acquiring Fund also invests in real estate investment trusts and securities of foreign issuers.

Temporary Defensive Investing
For temporary defensive purposes in times of unusual or adverse market, economic, or political conditions, each Fund may invest up to 100% of its assets in cash and cash equivalents. In taking such defensive measures, either Fund may fail to achieve its investment objective.

Fundamental Investment Restrictions
The Funds are subject to identical fundamental investment restrictions, which may not be changed without a shareholder vote. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the Statement of Additional Information under "DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS - Fundamental Restrictions".
Additional Information
The investment objective of each Fund may be changed by the Board without shareholder approval.
Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under “Certain Investment Strategies and Related Risks of the Funds” as well as in the Statement of Additional Information.
The Statement of Additional Information provides further information about the portfolio manager(s) for each Fund, including information about compensation, other accounts managed and ownership of Fund shares.
Comparison of Principal Investment Risks
In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds.
Risks Applicable to both Funds:
The following risks are applicable to the Acquired Fund and the Acquiring Fund:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•	Medium Market Capitalization Companies Risk. Investments in medium-sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock that appears to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Principal Risks of Investing in the Acquiring Fund:
The following are principal risks of investing in the Acquiring Fund:
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Real Estate Investment Trusts (“REITs”) Risk. In addition to risks associated with investing in real estate securities, REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. Investment in REITs also involves risks similar to risks of investing in small market capitalization companies, such as limited financial resources, less frequent and limited volume trading, and may be subject to more abrupt or erratic price movements than larger company securities. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code. Fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.

Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs, result in changes to expense ratios and increased expenses, and adversely affect underlying fund performance. Moreover, a fund of fund's redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Principal Risks of Investing in the Acquired Fund:
The following are principal risks of investing in the Acquired Fund:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

Portfolio Turnover (Active Trading) Risk. High portfolio turnover (more than 100%) caused by actively trading portfolio securities may result in accelerating the realization of taxable gains and losses, lower fund performance and increased brokerage costs.

Fees and Expenses of the Funds
Fees and Expenses as a % of average daily net assets
The following table shows: (a) the ratios of expenses to average net assets of the Acquired Fund for the fiscal year ended December 31, 2017; (b) the ratios of expenses to average net assets of the Acquiring Fund for the fiscal year ended December 31, 2017; and (c) the pro forma expense ratios of the Acquiring Fund for the fiscal year ended December 31, 2017 assuming that the Reorganization had taken place at the commencement of the fiscal year ended December 31, 2017.
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Acquired and Acquiring Funds’ performance.
Holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, Class 1 and Class 2 shares of the Acquiring Fund.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fees	Other Expenses*	Distribution and/or 12b-1 Fees	Total Operating Expenses
(a) LargeCap Value Account (Acquired Fund)
Class 1	0.60%	0.01%	N/A	0.61%
Class 2	0.60%	0.01%	0.25%	0.86%

(b) Equity Income Account (Acquiring Fund)
Class 1	0.49%	0.01%	N/A	0.50%
Class 2	0.49%	0.01%	0.25%	0.75%

(c) Equity Income Account (Acquiring Fund) (Pro forma assuming Reorganization)
Class 1	0.47%	0.01%	N/A	0.48%
Class 2	0.47%	0.01%	0.25%	0.73%
* There were no acquired fund fees and expenses during the period.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. If separate account expenses and contract level expenses were included, expenses would be higher. The examples should not be considered a representation of future expense of the Acquired or Acquiring Fund. Actual expense may be greater or less than those shown.

Account		1 Year	3 Years	5 Years	10 Years
LargeCap Value (Acquired Fund)	Class 1	$62	$195	$340	$762
LargeCap Value (Acquired Fund)	Class 2	88	274	477	1,061

Equity Income (Acquiring Fund)	Class 1	$51	$160	$280	$628
Equity Income (Acquiring Fund)	Class 2	77	240	417	930

Equity Income (Acquiring Fund) (Pro forma assuming Reorganization)	Class 1	$49	$154	$269	$604
Equity Income (Acquiring Fund) (Pro forma assuming Reorganization)	Class 2	75	233	406	906
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction fees. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Acquired Fund was 109.8% of the average value of its portfolio while the portfolio turnover rate for the Acquiring Fund was 15.9%.

Investment Management Fees
The Funds each pay their investment advisor, PGI, an advisory fee which for each Fund is calculated as a percentage of the Fund’s average daily net assets pursuant to the following fee schedule:

LargeCap Value Account (Acquired Fund)		Equity Income Account (Acquiring Fund)
First $250 Million	0.60%	First $100 Million	0.60%
Next $250 Million	0.55%	Next $100 Million	0.55%
Next $250 Million	0.50%	Next $100 Million	0.50%
Next $250 Million	0.45%	Next $100 Million	0.45%
Thereafter	0.40%	Thereafter	0.40%
The fee each Fund paid (as a percentage of the Fund's average daily net assets) for the fiscal year ended December 31, 2017 was:

LargeCap Value Account (Acquired Fund)	Equity Income Account (Acquiring Fund)
0.60%	0.49%
Availability of the discussions regarding the basis for the Board of Directors' approval of the management agreement and any sub-advisory agreements is as follows:

Annual Report to Shareholders for the period ending December 31, 2017
Account	Management Agreement
LargeCap Value (Acquired Fund)	X
Equity Income (Acquiring Fund)	X
Performance
The following information provides some indication of the risks of investing in the Acquiring and Acquired Funds by showing their performance from year to year and by showing how the Acquiring and Acquired Fund’s average annual returns for 1, 5, and 10 years compare with those of one or more broad measures of market performance.

Past performance is not necessarily an indication of how the Funds will perform in the future. Performance figures for the Funds do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Funds would be lower if such expenses were included.
For periods prior to the inception date of the Acquired Fund's Class 2 shares (May 1, 2015), the performance shown in the table for Class 2 shares is that of the Acquired Fund's Class 1 shares, adjusted to reflect the fees and expenses of the Class 2 shares. These adjustments result in performance for such periods that is no higher than the historical performance of the Class 1 shares.
Calendar Year Total Return (%) as of 12/31 Each Year
LargeCap Value Account (Acquired Fund)

Highest return for a quarter during the period of the bar chart above:	Q3 '09	15.93%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(21.55)%

Average Annual Total Returns
For the periods ended December 31, 2017	1 Year	5 Years	10 Years
LargeCap Value Account - Class 1	16.83%	12.70%	6.49%
LargeCap Value Account - Class 2	16.53%	12.42%	6.23%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	13.66%	14.04%	7.10%

Calendar Year Total Return (%) as of 12/31 Each Year
Equity Income Account (Acquiring Fund)

Highest return for a quarter during the period of the bar chart above:	Q3 '09	13.88%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(19.89)%

Average Annual Total Returns
For the periods ended December 31, 2017	1 Year	5 Years	10 Years
Equity Income Account - Class 1	21.08%	14.09%	7.81%
Equity Income Account - Class 2	20.77%	13.80%	7.54%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	13.66%	14.04%	7.10%
Board Consideration of the Reorganization
At its June 12, 2018 meeting, the Board of Directors of PVC considered information presented by PGI. The Board requested and evaluated such information as it deemed necessary to consider the proposed Reorganization of the Acquired Fund into the Acquiring Fund. At the meeting, the Board unanimously approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among other things, the following factors, in no order of priority:

•	the Funds’ similar investment objectives and principal investment strategies and identical fundamental investment restrictions;

•	information regarding the Funds’ investment performance and risk-return profiles;

•	the prospects for growth of and for achieving economies of scale by the Acquired Fund as compared to those of the Acquiring Fund;

•	the estimated costs of the Reorganization;

•	the estimated trading costs and reduction in NAV associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;

•	the Funds’ current management fee rates and expense ratios and the expected management fee rate and expense ratio of the Acquired Fund following the Reorganization;

•	the direct or indirect federal income tax consequences of the Reorganization and their expected impact on Contract Owners of the insurance separate accounts that own the Acquired Fund shares;

•	any direct or indirect benefits, including potential economic benefits, expected to be derived by PGI and its affiliates from the Reorganization;

•	the absence of any material differences in the rights of shareholders of the Funds;

•	the Reorganization will not result in any dilution to the interests of shareholders of the Acquired Fund or the Acquiring Fund;

•	the terms and conditions of the Plan; and

•	possible alternatives to the Reorganization, including liquidation of the Acquired Fund.

The Board recommends that Acquired Fund shareholders vote to approve the Reorganization for the following reasons:

•
the Acquired Fund has experienced significant net redemptions in recent years and has underperformed its benchmark and peer group, and one of the Acquired Fund’s lead portfolio managers has recently resigned; and taken together, these factors suggest a lack of foreseeable growth and demand for the Acquired Fund;

•
the Acquired Fund’s net redemptions have caused the management fee rate and expense ratio of the Acquired Fund to rise, and if there are additional future net redemptions, the Acquired Fund’s fees and expenses may increase further;

•	the Reorganization is expected to result in a decrease in the expense ratio for shareholders of both share classes of the Acquired Fund;

•	the Acquiring Fund had better performance and a favorable risk-return profile when compared to the Acquired Fund over the three- and five-year periods ended March 31, 2018;

•	PGI, as investment adviser to the Acquiring Fund, is expected to provide high quality investment advisory services and personnel;

•
the Acquired Fund will bear all of the direct costs, including legal, audit and proxy-related costs, of the Reorganization, and it is expected that these costs should be recovered by shareholders of the Acquired Fund within two months of the Reorganization due to lower Fund expenses;

•	the Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes; and

•
the taxable impact of capital gains realized in connection with repositioning the Acquired Fund’s portfolio in connection with the Reorganization are not expected to flow through to the Contract Owners of the insurance separate accounts that own the Acquired Fund shares.

INFORMATION ABOUT THE REORGANIZATION
Plan of Acquisition
The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Form of the Plan which is attached as Appendix A to this Proxy Statement/Prospectus.
Under the Plan, the Acquiring Fund will acquire all the assets and assume all the liabilities of the Acquired Fund. We expect that the closing date will be October 12, 2018, or such earlier or later date as PGI may determine, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then current prospectus (the procedures applicable to the Acquired Fund and Acquiring Fund are identical). The Acquiring Fund will issue to the Acquired Fund a number of shares with a total value equal to the total value of the net assets of the corresponding share class of the Acquired Fund outstanding at the Effective Time.
Immediately after the Effective Time, the Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares each shareholder owns in exchange for all Acquired Fund shares of that class. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of the Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time, the Acquired Fund will be terminated in accordance with applicable law.
The Plan may be amended by the Board, except that after approval by the shareholders of the Acquired Fund, no amendment may be made which in the opinion of the Board would materially adversely affect the interests of the shareholders of the Acquired Fund. The Board may abandon and terminate the Plan at any time before the Effective Time if it believes that consummation of the transactions contemplated by the Plan would not be in the best interests of the shareholders of either of the Funds.

Under the Plan, the Acquired Fund will pay all proxy expenses and out-of-pocket fees incurred in connection with the Reorganization. The Acquired Fund will also pay the trading costs associated with the sale and purchase of portfolio securities to reposition the Acquired Fund's portfolio in advance of the Reorganization, which costs will be reflected in the net asset value of the shares.
If the Plan is not consummated for any reason, the Board will consider other possible courses of action.
Description of the Securities to Be Issued
PVC is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. The Acquired and Acquiring Funds are each a separate series of PVC, and the Class 1 and Class 2 shares of common stock of the Acquiring Fund to be issued in connection with the Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.
All shares of PVC have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders which the Board has determined affects the interests of only a particular series or class.
The share classes of the Acquired Fund have the same rights with respect to the Acquired Fund that the share classes of the Acquiring Fund have with respect to the Acquiring Fund.
Shares of both Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.

Federal Income Tax Consequences
To be considered a tax-free “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), a reorganization must exhibit a continuity of business enterprise. Because the Acquiring Fund will use a portion of the Acquired Fund’s assets in its business and will continue the Acquired Fund’s historic business, the combination of the Acquired Fund into the Acquiring Fund will exhibit a continuity of business enterprise. Therefore, the combination will be considered a tax-free “reorganization” under applicable provisions of the Code. In the opinion of tax counsel to PVC, no gain or loss will be recognized by the Acquired Fund or its shareholders in connection with the combination, the tax cost basis of the Acquiring Fund shares received by shareholders of the Acquired Fund will equal the tax cost basis of their shares in the Acquired Fund, and their holding periods for the Acquiring Fund shares will include their holding periods for the Acquired Fund shares.
Capital Loss Carryforward. As of December 31, 2017, the Acquired Fund had no capital loss carryforwards.
Capital Gains from Disposition of Portfolio Securities. The disposition of portfolio securities by the Acquired Fund prior to and in connection with the Reorganization could result in the Acquired Fund incurring long-term and short-term capital gains. Any such capital gains will be passed through to the shareholders of the Acquired Fund and will be subject to taxation as described below.
Distribution of Income and Gains. Prior to the Reorganization, the Acquired Fund, whose taxable year will end as a result of the Reorganization, will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder’s taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred. Since the tax attributes of the Acquired Fund do not flow through to the Contract Owners of the insurance separate accounts that own the Acquired Fund the distributions are not expected to be a taxable event for federal income tax purposes for the Contract Owners.

The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisors regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations which may apply in your particular circumstances.
CAPITALIZATION
The following tables show as of December 31, 2017: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring Fund; and (iii) the pro forma combined capitalization of the Acquiring Fund, adjusted to reflect the estimated expenses of the Reorganization, as if the Reorganization had occurred as of that date. As of December 31, 2017, the Acquired Fund and the Acquiring Fund had outstanding Class 1 and Class 2 shares.
The Acquired Fund will pay all direct expenses and out-of-pocket fees incurred in connection with the Reorganization. The expenses and fees LargeCap Value Account will pay are expected to total $30,500. The Acquired Fund will pay any trading costs associated with the sale and purchase of any portfolio securities to reposition the Acquired Fund. Based on commission rates typically paid by the Acquired Fund, these brokerage commissions are estimated to be $49,941. The estimated gain (net of trading costs) would be approximately $18,177,000 ($3.91 per share) on a U.S. GAAP basis. The table below assumes the reinvestment of all distributions.

Account		Net Assets (000s)	Net Asset Value Per Share(1)	Shares Outstanding (000s)
LargeCap Value	Class 1	$150,184	$32.41	4,633
(Acquired Fund)	Class 2	325	32.23	10
		$150,509		4,643

Equity Income	Class 1	$572,629	26.08	21,955
(Acquiring Fund)	Class 2	27,469	25.87	1,062
		$600,098		23,017
Reduction in net assets and decrease in net asset values per share of the Acquired Fund to reflect the estimated expenses of the brokerage commissions associated with disposing of portfolio securities	Class 1	$(81)	$(0.02)	(2)
	Class 2	—	$(0.02)	—	(2)

Increase in shares outstanding of the Acquired Fund to reflect the exchange for shares of the Acquiring Fund.	Class 1			1,126
	Class 2			2

Equity Income	Class 1	$722,732	$26.08	27,712
(Acquiring Fund)	Class 2	27,794	25.87	1,074
(pro forma assuming Reorganization)		$750,526		28,786

(1) The Net Asset Value Per Share for the Acquired and Acquiring Funds are impacted by rounding to the nearest thousand.
(2) Estimated $'s and shares are less than 500

ADDITIONAL INFORMATION ABOUT
INVESTMENT STRATEGIES AND RISKS
Each Fund's investment objective is described in the comparison section for the Funds under "Comparison of Investment Objectives and Strategies". The comparison section also describes each Fund's principal investment strategies, including the types of securities in which each Fund invests, and the principal risks of investing in each Fund. The principal investment strategies are not the only investment strategies available to each Fund, but they are the ones each Fund primarily uses to achieve its investment objective.
Except for Fundamental Restrictions described in the Fund's Statement of Additional Information ("SAI"), the Board of Directors may change a Fund's objective or investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to a Fund's investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that each Fund will meet its objective.
Each Fund is designed to be a portion of an investor's portfolio. No Fund is intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment; it is possible to lose money by investing in a Fund.
Active Management
The performance of a fund that is actively managed will reflect in part the ability of those managing the investments of the fund to make investment decisions that are suited to achieving the fund's investment objective. Actively managed funds may invest differently from the benchmark against which the Fund's performance is compared. When making decisions about whether to buy or sell equity securities, considerations may include, among other things, a company’s strength in fundamentals, its potential for earnings growth over time, its ability to navigate certain macroeconomic environments, the current price of its securities relative to their perceived worth and relative to others in its industry, and analysis from computer models. When making decisions about whether to buy or sell fixed-income investments, considerations may include, among other things, the strength of certain sectors of the fixed income market relative to others, interest rates, a range of economic, political and financial factors, the balance between supply and demand for certain asset classes, the credit quality of individual issuers, the fundamental strengths of corporate and municipal issuers, and other general market conditions.
An active fund's investment performance depends upon the successful allocation of the fund's assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that these allocation techniques and decisions will produce the desired results. It is possible to lose money on an investment in a fund as a result of these allocation decisions. If a fund's investment strategies do not perform as expected, the fund could underperform other funds with similar investment objectives or lose money. Moreover, buying and selling securities to adjust the fund’s asset allocation may increase portfolio turnover and generate transaction costs.
Investment advisors with large assets under management in an Account, or in other funds that have the same strategy as an Account, may have difficulty fully investing such Account’s assets according to its investment objective due to potential liquidity constraints and high transaction costs. Typically, small-cap, mid-cap and emerging market equity funds are more susceptible to such a risk. An Account may add additional investment advisors or close the Account to new investors to address such risks.
Liquidity
Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair its ability to sell particular securities or close derivative positions at an advantageous price. Accounts with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, high yield bonds and bank loans or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.
Liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the fund.

Market Volatility and Securities Issuers
The value of a fund's portfolio securities may decrease in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If a fund's investments are concentrated in certain sectors, its performance could be worse than the overall market. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.
Temporary Defensive Measures
From time to time, as part of its investment strategy, an Account may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes, which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock. There is no limit on the extent to which an Account may take temporary defensive measures. In taking such measures, an Account may lose the benefit of upswings and may limit its ability to meet, or fail to achieve, its investment objective.
Strategy and Risk Table
The following table identifies whether the strategies and risks discussed in this section (listed in alphabetical order) are principal, non-principal (meaning they are relevant to a Fund but to a lesser degree than those designated as principal), or not applicable to each Fund. The Statement of Additional Information ("SAI") contains additional information about investment strategies and their related risks.

INVESTMENT STRATEGIES AND RISKS	LARGECAP VALUE ACCOUNT	EQUITY INCOME ACCOUNT
Bank Loans (also known as Senior Floating Rate Interests)	Not Applicable	Non-Principal
Contingent Convertible Securities ("CoCos")	Non-Principal	Not Applicable
Convertible Securities	Non-Principal	Non-Principal
Derivatives	Non-Principal	Not Applicable
Emerging Markets	Not Applicable	Non-Principal
Equity Securities	Principal	Principal
• Growth Stock	Principal	Non-Principal
• Small and Medium Market Capitalization Companies	Principal	Principal
• Value Stock	Principal	Principal
Fixed-Income Securities	Non-Principal	Non-Principal
Foreign Currency	Non-Principal	Principal
Foreign Securities	Non-Principal	Principal
Hedging	Non-Principal	Not Applicable
High Yield Securities	Not Applicable	Non-Principal
Investment Company Securities	Non-Principal	Non-Principal
Leverage	Non-Principal	Not Applicable
Master Limited Partnerships ("MLPs")	Non-Principal	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Not Applicable	Non-Principal
Portfolio Turnover (Active Trading)	Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal
Real Estate Investment Trusts ("REITs")	Non-Principal	Principal
Real Estate Securities	Non-Principal	Principal
Redemption Risk	Not Applicable	Principal
U.S. Government and U.S. Government Sponsored Securities	Non-Principal	Not Applicable

Bank Loans (also known as Senior Floating Rate Interests)
Bank loans typically hold the most senior position in the capital structure of a business entity (the "Borrower"), are secured by specific collateral, and have a claim on the Borrower's assets and/or stock that is senior to that held by the Borrower's unsecured subordinated debtholders and stockholders. The proceeds of bank loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Most bank loans that will be purchased by a fund are rated below-investment-grade (sometimes called “junk”) or will be comparable if unrated, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Most bank loans are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds and there may be less public information available about them. Bank loan interests may not be considered “securities,” and purchasers therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
The primary and secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause a fund to be unable to realize full value and thus cause a material decline in a fund's net asset value. Because transactions in bank loans may be subject to extended settlement periods, a fund may not receive proceeds from the sale of a bank loan for a period of time after the sale. As a result, sale proceeds may not be available to make additional investments or to meet a fund’s redemption obligations for a period of time after the sale of the bank loans, which could lead to a fund having to sell other investments, borrow to meet obligations, or borrow to remain fully invested while awaiting settlement.
Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major U.S. banks.

Bank loans generally are subject to mandatory and/or optional prepayment. Because of these prepayment conditions and because there may be significant economic incentives for the borrower to repay, prepayments may occur.
Contingent Convertible Securities ("CoCos")
Contingent convertible securities (“CoCos”) are hybrid debt securities intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern, if the conversion trigger were not exercised. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to, the following:

•
The occurrence of a conversion event is inherently unpredictable and depends on many factors, some of which will be outside the issuer’s control. Because of the uncertainty regarding whether a conversion event will occur, it may be difficult to predict when, if at all, a CoCo will be converted to equity, and a fund may suffer losses as a result.

•
CoCos may have no stated maturity and fully discretionary coupons. This means coupon (i.e., interest) payments can be canceled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses, without causing a default.

•
CoCos are usually issued in the form of subordinated debt instruments to provide the appropriate regulatory capital treatment. If an issuer liquidates, dissolves or winds-up before a conversion to equity has occurred, the rights and claims of the holders of the CoCos (such as a fund) against the issuer generally rank junior to the claims of holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities after a conversion event (i.e., a “trigger”), each holder will be further subordinated.

•
The value of CoCos is unpredictable and is influenced by many factors including, without limitation: the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; supply and demand for CoCos; general market conditions and available liquidity; and economic, financial and political events that affect the issuer, its particular market or the financial markets in general. Moreover, the performance of CoCos may be correlated with one another and as a result negative information of one issuer may cause decline in the value of CoCos of many other issuers.

Due to these features, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer's decision to write down, write off or convert a CoCo may result in the Account's complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence.
Convertible Securities
Convertible securities are usually fixed-income securities that a fund has the right to exchange for equity securities at a specified conversion price. Convertible securities could also include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers. Convertible securities allow a fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, a fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the fund could realize an additional $2 per share by converting its fixed-income securities.
Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

Depending on the features of the convertible security, a fund will treat a convertible security as a fixed-income security, equity security, or preferred security for purposes of investment policies and limitations because of the unique characteristics of convertible securities. Funds that invest in convertible securities may invest in convertible securities that are below investment grade (sometimes referred to as "junk"). Many convertible securities are relatively illiquid.
Derivatives
Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. A fund may invest in certain derivative strategies to earn income, manage or adjust the risk profile of the fund, replace more direct investments, or obtain exposure to certain markets. A fund may enter into forward commitment agreements, which call for the fund to purchase or sell a security on a future date at a fixed price. A fund may also enter into contracts to sell its investments either on demand or at a specific interval.
The risks associated with derivative investments include:

•	increased volatility of a fund and/or the failure of the investment to mitigate volatility as intended;

•	the inability of those managing investments of the fund to predict correctly the direction of securities prices, interest rates, currency exchange rates, asset values, and other economic factors;

•	losses caused by unanticipated market movements, which may be substantially greater than a fund's initial investment and are potentially unlimited;

•	the possibility that there may be no liquid secondary market, which may make it difficult or impossible to close out a position when desired;

•	the possibility that the counterparty may fail to perform its obligations; and

•	the inability to close out certain hedged positions to avoid adverse tax consequences.

There are many different types of derivatives and many different ways to use them. The specific derivatives that are principal strategies of each Account are listed in its Account Summary.

•
Commodity Index-Linked Notes are derivative debt instruments issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations with principal and/or coupon payments linked to the performance of commodity indices. These notes expose a fund to movements in commodity prices. They are also subject to credit, counterparty, and interest rate risk. Commodity index-linked notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity index. At the maturity of the note, a fund may receive more or less principal than it originally invested. A fund may also receive interest payments on the note that are less than the stated coupon interest payments.

•
Credit Default Swap Agreements may be entered into by a fund as a "buyer" or "seller" of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps can increase credit risk because a fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

•
Foreign Currency Contracts (such as foreign currency options and foreign currency forward and swap agreements) may be used by funds to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. For currency contracts, there is also a risk of government action through exchange controls that would restrict the ability of a fund to deliver or receive currency.

•
Forwards, futures contracts and options thereon (including commodities futures); options (including put or call options); and swap agreements and over-the-counter swap agreements (e.g., interest rate swaps, total return swaps and credit default swaps) may be used by funds for hedging purposes in order to try to mitigate or protect against potential losses due to changing interest rates, securities prices, asset values, currency exchange rates, and other market conditions; non-hedging purposes to seek to increase the fund’s income or otherwise enhance return; and as a low-cost method of gaining exposure to a particular market without investing directly in those securities or assets.

These derivative investments are subject to special risk considerations, particularly the imperfect correlation between the change in market value of the instruments held by a fund and the price of the derivative instrument. If a fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, even when it may be disadvantageous to do so. Options and Swap Agreements also involve counterparty risk. With respect to options, there may be difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets) and an insufficient liquid secondary market for particular options.

•
Index/structured securities. Certain derivative securities are described more accurately as index/structured securities, which are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Emerging Markets
The Accounts consider a security to be tied economically to an emerging market country (an “emerging market security”) if the issuer of the security has its principal place of business or principal office in an emerging market country, has its principal securities trading market in an emerging market country, or derives a majority of its revenue from emerging market countries.

Usually, the term “emerging market country” (also called a "developing country") means any country that is considered to be an emerging country by the international financial community (including the MSCI Emerging Markets Index or Bloomberg Barclays Emerging Markets USD Aggregate Bond Index). These countries generally exclude the U.S., Canada, Japan, Hong Kong, Singapore, Australia, New Zealand, and most nations located in Western Europe.
Investments in companies of emerging market countries are subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;

•	a smaller market for these securities and low or nonexistent trading volume that results in a lack of liquidity and greater price volatility;

•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;

•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	relatively new capital market structure or market-oriented economy;

•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

•	restrictions that may make it difficult or impossible for a fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and

•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.
In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies, currencies, interest rates, and securities markets of those countries.
Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Equity Securities
Equity securities include common stocks, convertible securities, depositary receipts, rights (an offering of common stock to investors who currently own shares which entitle them to buy subsequent issues at a discount from the offering price), and warrants (the right to purchase securities from the issuer at a specified price, normally higher than the current market price). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects.
Some funds focus their investments on certain market capitalization ranges. Market capitalization is defined as total current market value of a company's outstanding equity securities. The market capitalization of companies in a fund’s portfolios and their related indexes will change over time, and a fund will not automatically sell a security just because it falls outside of the market capitalization range of its index(es).

Growth Stock
The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, revenues, the economy, political developments, or other news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, a fund that holds substantial investments in growth stocks may underperform other funds that invest more broadly or favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.
Small and Medium Market Capitalization Companies
Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. The net asset value of a fund that invests a substantial portion of its assets in small company stocks may therefore be more volatile than the shares of a fund that invests solely in larger company stocks. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.
Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Value Stock
Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize the stock's intrinsic worth. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, a fund that holds substantial investments in value stocks may underperform other funds that invest more broadly or favor different investment styles.
Fixed-Income Securities
Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors (examples include corporate bonds, convertible securities, mortgage-backed securities, U.S. government securities and asset-backed securities). The issuer of a fixed-income security generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. An increase in interest rates from the current, historically low interest rate environment may lead to heightened volatility and redemptions alongside reduced liquidity and dealer market-making capacity in fixed income markets. If interest rates fall, issuers of callable bonds may call (repay) securities with high interest rates before their maturity dates; this is known as call risk. In this case, a fund would likely reinvest the proceeds from these securities at lower interest rates, resulting in a decline in the fund's income. Floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Fixed-income securities are also affected by the credit quality of the issuer. Investment-grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.
Funds may invest in fixed-income securities of companies with small- or medium-sized market capitalizations. Investments in companies with smaller market capitalizations may involve greater risks, price volatility (wide, rapid fluctuations), and less liquidity than investments in larger, more mature companies.
Foreign Currency
Certain of a fund’s investments will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such investments is generally paid to a fund in foreign currencies. In addition, funds may engage in foreign currency transactions for both hedging and investment purposes, as well as to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
The value of foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. Transactions in non-U.S. currencies are also subject to many of the risks of investing in foreign (non-U.S.) securities; for example, changes in foreign economies and political climates are more likely to affect a fund that has foreign currency exposure than a fund that invests exclusively in U.S. companies and currency. There also may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. Transactions in foreign currencies, foreign currency denominated debt and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

A fund may incur costs in connection with conversions between various currencies. In addition, a fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a fund declares and pays a dividend, or between the time when a fund accrues and pays an operating expense in U.S. dollars. To protect against a change in the foreign currency exchange rate between the date on which a fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, a fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate.
Currency hedging involves some of the same general risks and considerations as other transactions with similar instruments (i.e., derivative instruments) and hedging. Currency transactions are also subject to additional risks. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Settlement of a currency forward contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.
Foreign Securities
The Accounts consider a security to be tied economically to countries outside the U.S. (a “foreign security”) if the issuer of the security has its principal place of business or principal office outside the U.S., has its principal securities trading market outside the U.S., or derives a majority of its revenue from outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.
Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of fund assets is not invested and earning no return. If a fund is unable to make intended security purchases due to settlement problems, the fund may miss attractive investment opportunities. In addition, a fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.
With respect to certain foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a fund's investments in those countries. In addition, a fund may also suffer losses due to differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a fund.
Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may reduce the liquidity of a fund's portfolio. The fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A fund may invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities risks to which they relate.
If a fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the fund than a fund that is not over-weighted in that region.
Hedging
Hedging is a strategy that can be used to limit or offset investment risk. The success of a fund’s hedging strategy will be subject to the ability of those managing the fund's investments to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a fund’s hedging strategy will also be subject to the ability of those managing the fund's investments to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, those managing the fund's investments may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a fund from achieving the intended hedge or expose a fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
High Yield Securities
Below investment grade bonds, which are rated at the time of purchase Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") and BB+ or lower by S&P Global Ratings ("S&P Global") (if the bond has been rated by only one of those agencies, that rating will determine if the bond is below investment grade; if the bond has not been rated by either of those agencies, those managing investments of the fund will determine whether the bond is of a quality comparable to those rated below investment grade), are sometimes referred to as high yield or "junk bonds" and are considered speculative. Such securities could be in default at time of purchase.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, under certain circumstances, such securities may be less liquid than higher rated debt securities.
Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the fund were investing in higher quality bonds.
High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a fund may incur additional expenses to seek recovery. To the extent that such high yield issuers undergo a corporate restructuring, such high yield securities may become exchanged for or converted into reorganized equity of the underlying issuer. High yield bonds oftentimes include complex legal covenants that impose various degrees of restriction on the issuer’s ability to take certain actions, such as distribute cash to equity holders, incur additional indebtedness, and dispose of assets. To the extent that a bond indenture or loan agreement does not contain sufficiently protective covenants or otherwise permits the issuer to take certain actions to the detriment of the holder of the fixed-income security, the underlying value of such fixed-income security may decline.
The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.
The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds.

Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a fund, the fund may retain the security if those managing the investments of the fund think it is in the best interest of shareholders.
Investment Company Securities
Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various exchange-traded funds ("ETFs"), and other open-end investment companies, represent interests in professionally managed portfolios that may invest in a variety of instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves generally the same risks as investing directly in the underlying instruments. Investing in ETFs involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Shares of ETFs may trade at prices other than NAV.
A fund that invests in another investment company is subject to the risks associated with direct ownership of the securities in which such investment company invests. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company, including its advisory and administrative fees. The Fund would also continue to pay its own advisory fees and other expenses. Consequently, the Fund and its shareholders would, in effect, absorb two levels of fees with respect to investments in other investment companies.
A fund may invest in affiliated underlying funds, and those who manage such fund's investments and their affiliates may earn different fees from different underlying funds and may have an incentive to allocate more fund assets to underlying funds from which they receive higher fees.
Leverage
If a fund makes investments in futures contracts, forward contracts, swaps and other derivative instruments, these instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the fund. The net asset value of a fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the fund to pay interest. Leveraging may cause a fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent that a fund is not able to close out a leveraged position because of market illiquidity, a fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.
Master Limited Partnerships ("MLPs")
A master limited partnership ("MLP") that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. For example, the business of certain MLPs is affected by supply and demand for energy commodities because such MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/or marketed. Many MLPs are also subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities.
MLPs tend to pay relatively higher distributions than other types of companies. The amount of cash that an MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLP's level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.
Certain benefits derived from investment in MLPs depend largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. MLPs taxed as partnerships file a partnership tax return for U.S. federal, state, and local income tax purposes and communicate the Fund's allocable share of the MLP's income, gains, losses, deductions, and expenses via a "Schedule K-1."

If, as a result of a change in current law or a change in an MLP's business, an MLP was treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP was classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions received might be taxed entirely as dividend income.
To the extent a distribution received by a fund from an MLP is treated as a return of capital, the fund's adjusted tax basis in the interests of the MLP will be reduced, which may increase the fund's tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.
Municipal Obligations and AMT-Subject Bonds
The term “municipal obligations” generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer's full taxing authority; generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.
AMT-subject bonds are municipal obligations issued to finance certain "private activities," such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax ("AMT"). See "Tax Considerations" for a discussion of the tax consequences of investing in the fund.
Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the fund to purchase sufficient amounts of tax-exempt securities.
Portfolio Turnover (Active Trading)
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds with high turnover rates (more than 100%) are considered actively-traded and often have higher transaction costs (which are paid by the fund), and may lower the fund's performance. High portfolio turnover can result in a lower capital gain distribution due to higher transaction costs added to the basis of the assets or can result in lower ordinary income distributions to shareholders when the transaction costs cannot be added to the basis of assets. Both events reduce fund performance.
Please consider all the factors when you compare the turnover rates of different funds. You should also be aware that the "total return" line in the Financial Highlights section reflects portfolio turnover costs.
Preferred Securities
Preferred securities include preferred stock and various types of junior subordinated debt and trust preferred securities. Preferred securities may pay fixed rate or adjustable rate distributions and generally have a payment "preference" over common stock, but are junior to the issuer's senior debt in a liquidation of the issuer’s assets. Preference would mean that a company must pay on its preferred securities before paying on its common stock, and that any claims of the preferred security holder would typically be ahead of common stockholders' claims on assets in a corporate liquidation.
Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed income securities; the fixed-income payments are expected to be the primary source of long-term investment return. While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. In addition, an issuer of preferred securities may have the right to redeem the securities before their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may reduce the return of the security held by the fund. Preferred securities may be subject to provisions that allow an issuer, under certain circumstances to skip (indefinitely) or defer (possibly up to 10 years) distributions. If a fund owns a preferred security that is deferring its distribution, the fund may be required to report income for tax purposes while it is not receiving any income.

Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment includes securities that are listed on the New York Stock Exchange (exchange traded), which trade and are quoted with accrued dividend or interest income, and which are often callable at par value five years after their original issuance date. The institutional segment includes $1,000 par value securities that are not exchange-listed (over the counter), which trade and are quoted on a “clean” price, i.e., without accrued dividend or interest income, and which often have a minimum of 10 years of call protection from the date of their original issuance. Preferred securities can also be issued by real estate investment trusts and involve risks similar to those associated with investing in real estate investment trust companies.
Real Estate Investment Trusts ("REITs")
REITs involve certain unique risks in addition to the risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are characterized as: equity REITs, which primarily own property and generate revenue from rental income; mortgage REITs, which invest in real estate mortgages; and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. A fund that invests in a REIT is subject to the REIT’s expenses, including management fees, and will remain subject to the fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

Regular REIT dividends received by an Account from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income for U.S. income tax purposes. Any distribution of income attributable to regular REIT dividends from a Fund's investment in a REIT will not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such REIT directly.
Investment in REITs also involves risks similar to those associated with investing in small market capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.
Real Estate Securities
Investing in securities of companies in the real estate industry subjects a fund to the special risks associated with the real estate market and the real estate industry in general. Generally, companies in the real estate industry are considered to be those that have principal activity involving the development, ownership, construction, management or sale of real estate; have significant real estate holdings, such as hospitality companies, healthcare facilities, supermarkets, mining, lumber and/or paper companies; and/or provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.
Redemption Risk
An underlying fund to a fund of funds may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund. Moreover, a fund of fund’s redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Principal Global Investors, LLC ("PGI") is the advisor to the Global Diversified Income Fund, Principal LifeTime Funds, Principal LifeTime Hybrid Funds, SAM Portfolios, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Balanced Volatility Control Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, PVC Diversified Growth Volatility Control Account, PVC Diversified Income Account, PVC Multi-Asset Income Account and each of the underlying funds. PGI is committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds that it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.
As of December 31, 2017, PVC SAM Portfolios, PVC Principal LifeTime Accounts, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Balanced Volatility Control Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, PVC Diversified Growth Volatility Control Account, PVC Diversified Income Account and Multi-Asset Income Account own the following percentages, in the aggregate, of the outstanding shares of the underlying Accounts listed below:

Account	Total Percentage of Outstanding Shares Owned
Equity Income	33.90%
U.S. Government and U.S. Government-Sponsored Securities
U.S. Government securities, such as Treasury bills, notes and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise.

Although U.S. Government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. Government.
There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. The value and liquidity of U.S. Government securities may be affected adversely by changes in the ratings of those securities.
ADDITIONAL INFORMATION ABOUT THE FUNDS
Multiple Classes of Shares
The Board of Directors of PVC has adopted an 18f-3 Plan for each of the Funds. Under these plans, the Acquired and Acquiring Funds both offer Class 1 and 2 shares. The shares of Class 1 and Class 2 are the same except for differences in class expenses, including any Rule 12b-1, excessive trading or other fees. Additional share classes may be offered in the future by the Acquiring Fund.
Intermediary Compensation
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Fund or share class of the Fund over another Fund or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

Dividends and Distributions
The Funds earn dividends, interest, and other income from investments and distribute this income (less expenses) as dividends. The Funds also realize capital gains from investments and distribute these gains (less any losses) as capital gain distributions. The Funds make dividends and capital gain distributions at least annually, in August. Dividends and capital gain distributions are automatically reinvested in additional shares of the Fund making the distribution.
To the extent that distributions the Funds pays are derived from a source other than net income (such as a return of capital), you will receive a notice disclosing the source of such distributions. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.
Pricing of Fund Shares
Each Account’s shares are bought and sold at the current net asset value (“NAV”) per share. Each Account’s NAV is calculated each day the New York Stock Exchange (“NYSE”) is open (shares are not priced on the days on which the NYSE is closed for trading). The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. The NAV is determined at the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after we receive the order in proper form.
The Accounts' NAV is calculated by:

•	taking the current market value of the total assets of the Account

•	subtracting liabilities of the Account

•	dividing the remainder proportionately into the classes of the Account

•	subtracting the liability of each class

•	dividing the remainder by the total number of shares outstanding for that class

With respect to any portion of an Account’s assets invested in other registered investment companies, that portion of the Account's NAV is calculated based on the price (NAV or market, as applicable) of such other registered investment companies.
The Accounts will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 3:00 p.m. Central Time, if the particular disruption directly affects only the NYSE.
Notes:

•
If market quotations are not readily available for a security owned by an Account, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

•
An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day before the close of the NYSE. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Securities traded outside of the Western Hemisphere are valued using a fair value policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Account for the purpose of engaging in market timing or arbitrage transactions.

•
The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Account or by an underlying Account or Fund may change on days when shareholders are unable to purchase or redeem shares.

•
Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Advisor expects the securities may be sold.

TAX INFORMATION
The Acquiring Fund intends to comply with applicable variable asset diversification regulations. If the Acquiring Fund fails to comply with such regulations, contracts invested in the Acquiring Fund will not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.
Contract Owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Acquiring Fund to the separate accounts.
Contract Owners are urged to consult their tax advisors regarding the status of their contracts under state and local tax laws.
DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING INTERMEDIARY COMPENSATION
Distribution and/or Service (12b-1) Fees. Principal Funds Distributor, Inc. ("PFD" or the "Distributor") is the distributor for the shares of the Funds. The Distributor is an affiliate of Principal Life Insurance Company, a subsidiary of Principal Financial Group, Inc. and a member of Principal®.
PVC has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act for the Class 2 shares of the Funds. Under the 12b-1 plan, each Fund makes payments from its assets attributable to the Class 2 shares to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plan are made by the Fund to the Distributor pursuant to the 12b-1 plan regardless of the expenses incurred by the Distributor.
When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to financial intermediaries whose customers are Class 2 shareholders for sales support services and for providing services to shareholders of that share class. Financial intermediaries may include, among others, broker-dealers, registered investment advisers, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies.
Because Rule 12b-1 fees are paid out of Fund assets and are ongoing fees, over time they will increase the cost of your investment in the Fund and may cost you more than other types of sales charges.

The maximum annualized Rule 12b-1 fee for distribution related expenses and/or for providing services to shareholders (as a percentage of average daily net assets) for the Class 2 shares of each Fund is 0.25%.
Payments under the 12b-1 plan will not automatically terminate for Funds that are closed to new investors or to additional purchases by existing shareholders. The Fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plan if the Board directs the closure of a Fund.
Payments to Financial Professionals and Their Firms. Financial intermediaries receive compensation from the Distributor and its affiliates for marketing, selling, and/or providing services to variable annuities and variable life insurance contracts that invest in the Funds. Financial intermediaries also receive compensation for marketing, selling, and/or providing services to certain retirement plans that offer the Funds as investment options. Financial intermediaries may include, among others, broker/dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Financial professionals who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the Funds pay to the Distributor. Individual Financial Professionals may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.
Ongoing Payments. In the case of Class 2 shares, and pursuant to the Rule 12b-1 plan applicable to the Class 2 shares, the Distributor generally makes ongoing payments to your financial intermediary at an annual rate of 0.25% of average net assets attributable to your indirect investment in the Fund. In addition, the Distributor or PGI may make from its own resources ongoing payments to an insurance company, which payments will generally not exceed 0.27% of the average net assets of the Funds held by the insurance company in its separate accounts. The payments are for distribution support and/or administrative services and may be made with respect to either or both classes of shares of the Funds.

Other Payments to Intermediaries. In addition to any commissions that may be paid at the time of sale and ongoing payments, the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of the Funds, or may sell shares of the Funds to retirement plans for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year’s sales of applicable variable annuities and variable life insurance contracts that may be funded by Fund shares, or 0.25% of the current year’s sales of Fund shares to retirement plans by that financial intermediary.
Additionally, in some cases the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, due diligence trips, training and marketing efforts related to the Funds for the financial intermediary's personnel and/or their clients and potential clients. Such activities may be sponsored by financial intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases the Distributor will also provide payment or reimbursement for expenses associated with transactions ("ticket") charges and general marketing expenses.
For more information, see the Statement of Additional Information (SAI) for the Acquiring Fund. See also the section titled "Payments to Broker-Dealers and Other Financial Intermediaries" in this Prospectus.
Your variable life insurance or variable annuity contract or your retirement plan may impose other charges and expenses, some of which may also be used in connection with the sale of such contracts in addition to those described in the Prospectus. The amount and applicability of any insurance contract fee are determined and disclosed separately within the prospectus for your insurance contract.
The payments described in this prospectus may create a conflict of interest by influencing your Financial Professional or your financial intermediary to recommend one variable annuity, variable life insurance policy or mutual fund over another, or to recommend one Fund or share class of the Fund over another Fund or share class. Ask your Financial Professional or visit your financial intermediary's website for more information about the total amounts paid to them by PGI and its affiliates, and by sponsors of other investment companies your Financial Professional may recommend to you.

Your financial intermediary may charge you additional fees other than those disclosed in this prospectus. Ask your Financial Professional about any fees and commissions they charge.
ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the PVC Accounts.
Each Fund pays ongoing fees to PGI and others who provide services to the Fund. These fees include:

•	Management Fee - Through the Management Agreement with the Fund, PGI has agreed to provide investment advisory services and corporate administrative services to the Fund.

•
Distribution Fee - Each Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class 2 shares. Under the plan, Class 2 shares of each Fund pay a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for sale of Fund shares and for services provided to shareholders. Because they are ongoing fees, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

•	Other Expenses - A portion of expenses that are allocated to all classes of the Fund.
Frequent Trading and Market Timing (Abusive Trading Practices)
The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions (“excessive trading”) of Fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase shares of these Funds.
Frequent purchases and redemptions pose a risk to the Funds because they may:

•	Disrupt the management of the Funds by:

•	forcing the Fund to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Fund and

•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the Fund; and

•	Increase expenses of the Fund due to:

•	increased broker-dealer commissions and

•	increased recordkeeping and related costs.

If PVC is not able to identify such excessive trading practices, the Funds and their shareholders may be harmed. The harm of undetected excessive trading in shares of the underlying funds will affect the Acquiring Fund as it would for any fund shareholder.
Certain funds may be at greater risk of harm due to frequent purchase and redemptions. For example, those funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. PVC has adopted fair valuation procedures. These procedures are intended to discourage market timing transactions in shares of the Funds.
As the Funds are only available through variable annuity or variable life contracts or to qualified retirement plans, PVC must rely on the insurance company that issues the contract, or the trustees or administrators of qualified retirement plans, (“intermediary”) to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that the intermediary will identify and prevent excessive trading in all instances. When an intermediary identifies excessive trading, it will act to curtail such trading in a fair and uniform manner. If an intermediary is unable to identify such abusive trading practices, the abuses described above may negatively impact the Funds.
If an intermediary, or PVC, deems excessive trading practices to be occurring, it will take action that may include, but is not limited to:

•	Rejecting exchange instructions from a shareholder or other person authorized by the shareholder to direct exchanges;

•
Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier, or by telephone;

•	Limiting the dollar amount of an exchange and/or the number of exchanges during a year;

•
Requiring a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and

•	Taking such other action as directed by PVC.

The PVC Board of Directors has found the imposition of a redemption fee with respect to redemptions from Class 1 shares of the Funds is neither necessary nor appropriate in light of measures taken by intermediaries through which such shares are currently available. Each intermediary’s excessive trading policies and procedures will be reviewed by Fund management prior to making shares of the Fund available through such intermediary to determine whether, in management’s opinion, such procedures are reasonably designed to prevent excessive trading in Fund shares.
In order to prevent excessive trading, PVC has reserved the right to accept or reject, without prior written notice, any exchange requests (an exchange request is a redemption request coupled with a request to purchase shares with the proceeds of the redemption; such restriction applies to the purchase of fund shares in an exchange request and does not restrict a shareholder from requesting a redemption). In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, the intermediary will reverse an exchange (within one business day of the exchange) and return the account holdings to the positions held prior to the exchange. The intermediary will give you notice in writing in this instance.
Eligible Purchasers
Only certain eligible purchasers may buy shares of the Funds. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates, 3) trustees of other managers of any qualified profit sharing, incentive, or bonus plan established by Principal Life or any subsidiary or affiliate of such company, for employees of such company, subsidiary, or affiliate. Such trustees or managers may buy Fund shares only in their capacities as trustees or managers and not for their personal accounts. PVC's Board of Directors reserves the right to broaden or limit the designation of eligible purchaser.
Each Fund serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life and by other insurance companies as well as for certain qualified plans. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts, variable annuity separate accounts, and qualified plan investors to invest in the Funds at the same time. Although neither Principal Life nor PVC currently foresees any such disadvantage, PVC’s Board of Directors monitors events in order to identify any material conflicts between such policy owners, contract holders, and qualified plan investors. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of a Fund, or 4) differences in voting instructions between those given by policy owners, those given by contract holders, and those given by qualified plan investors. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Fund shares by one or more of the separate accounts or qualified plans, which could have adverse consequences.
PGI may recommend to the Board, and the Board may elect, to close certain Funds or share classes to new investors or close certain Funds or share classes to new and existing investors.
Shareholder Rights
Each shareholder of a Fund is eligible to vote, either in person or by proxy, at all shareholder meetings for that Fund. This includes the right to vote on the election of directors, selection of independent auditors, and other matters submitted to meetings of shareholders of the Fund. Each share has equal rights with every other share of the Fund as to dividends, earnings, voting, assets, and redemption. Shares are fully paid, non-assessable, and have no preemptive or appraisal rights. Shares of a Fund are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of PVC may remove any director with or without cause by the vote of a majority of the votes entitled to be cast at a meeting of all Fund shareholders.
The bylaws of PVC also provide that PVC does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the 1940 Act: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. PVC intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.
Shareholder inquiries should be directed to: Principal Variable Contracts Funds, Inc., Principal Financial Group, Des Moines, IA 50392.

Principal Life votes each Fund’s shares allocated to each of its separate accounts registered under the 1940 Act and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants, and annuitants. Other shares of each Fund held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Principal Life will vote the shares based upon the instructions received from Contract Owners regardless of the number of Contract Owners who provide such instructions. A potential effect of this proportional voting is that a small number of Contract Owners may determine the outcome of a shareholder vote if only a small number of Contract Owners provide voting instructions. Shares of each of the Funds held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that a Fund’s shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Fund shares in its own right. Shares held by retirement plans are voted in accordance with the governing documents of the plans.
Purchase of Fund Shares
PVC offers funds in two share classes: 1 and 2. Funds available in multiple share classes have the same investments, but differing expenses.
Shares are purchased from the Funds' Distributor on any business day (normally any day when the New York Stock Exchange is open for regular trading) upon request through the insurance company issuing the variable annuity, variable life contract, or the trustees or administrators of the qualified retirement plan offering a Fund. There are no sales charges on shares of the Funds; however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Funds.

The Funds, at their discretion, may permit the purchase of shares using securities as consideration (a purchase in-kind) in accordance with procedures approved by PVC’s Board of Directors. Each Fund will value securities used to purchase its shares using the same method the Fund uses to value its portfolio securities as described in this prospectus.
Shareholder accounts for each Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Fund as evidence of ownership of Fund shares. Share certificates are not issued.

Note:
No salesperson, broker-dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by PVC, a Fund, PGI, any sub-advisor, or PFD.

Sale of Fund Shares
Variable contracts owners should refer to the variable contract product prospectus for details on how to allocate policy or contract value. Qualified plan participants should refer to the qualified plan documents.
Each Fund sells its shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) upon request through the insurance company issuing the variable annuity, variable life contract, or the trustees or administrators of the qualified retirement plan offering the Fund. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form.

Sale proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended up to seven days, as permitted by federal securities law, during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for reasons other than weekends and holidays or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.
If payments are delayed and the instruction is not canceled by the shareholder’s written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.
In addition, payments on surrender requests submitted before a related premium payment made by check has cleared may be delayed up to seven days. This permits payment to be collected on the check.
Distributions in Kind. PVC may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. In addition, the securities received will be subject to market risk until sold. Typically, such in kind redemptions would be distributed pro rata. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.
Under normal circumstances, the Accounts expect to meet redemption requests through holdings of cash, the sale of investments held in cash equivalents, and/or by selling liquid index futures or other instruments used for cash management purposes. In situations in which such holdings are not sufficient to meet redemption requests, an Account will typically borrow money through the Account’s interfund lending facility or through a bank line-of-credit. Accounts may also choose to sell portfolio assets for the purpose of meeting such requests. Each Account further reserves the right to distribute “in kind” securities from the Account’s portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions.

Restricted Transfers
Shares of each of the Funds may be transferred to an eligible purchaser. However, if a Fund is requested to transfer shares to other than an eligible purchaser, the Fund has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Fund must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.
Financial Statements
Shareholders will receive an annual financial statement for the Acquiring Fund, audited by the Acquiring Fund’s independent registered public accounting firm. Shareholders will also receive a semiannual financial statement that is unaudited.
Portfolio Holdings Information
A description of PVC’s policies and procedures with respect to disclosure of the Funds’ portfolio securities is available in PVC's Statement of Additional Information.
VOTING INFORMATION
Voting procedures. PVC is furnishing this Proxy Statement/Prospectus to you in connection with the solicitation on behalf of the Board of proxies to be used at the Meeting. If you complete and return the enclosed proxy ballot, the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy's exercise by: (i) sending written notice to the Secretary of Principal Variable Contracts Funds, Inc. at Principal Financial Group, 711 High Street, Des Moines, Iowa 50392, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.
PVC has hired Computershare, Inc. (operating through its Computershare Fund Services division) ("Computershare") to send proxy solicitations. The parties to the agreement are Computershare and Principal Life Insurance Company, Inc. and its affiliates. The estimated cost of the solicitation is $10,146. This cost will be paid by the Acquired Fund.

Voting rights. Only shareholders of record at the close of business on July 30, 2018 (the "Record Date") are entitled to vote. You are entitled to one vote on each matter submitted to the shareholders of the Acquired Fund for each share of that Fund that you hold, and fractional votes for fractional shares held. The Proposal requires for approval the affirmative vote of a "Majority of the Outstanding Voting Securities," which is a term defined in the 1940 Act to mean, with respect to an Acquired Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Acquired Fund present at the meeting of the Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund.
The number of votes eligible to be cast at the Meeting as of the Record Date and other share ownership information are set forth below under the heading "Outstanding Shares and Share Ownership" in this Proxy Statement/Prospectus.
Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of the Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for a Meeting, and shares subject to Mirror Voting (as defined below) are counted for purposes of determining a quorum. Abstentions are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve a proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a Proposal.
In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the Acquired Fund cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.

Contract Owner Voting Instructions. Shares of PVC Funds are sold to separate accounts of insurance companies and are used to fund Contracts. Each Contract Owner whose Contract is funded by a registered Separate Account is entitled to instruct his or her insurance company as to how to vote the shares attributable to his or her Contract and can do so by marking voting instructions on the voting instruction card enclosed with this Proxy Statement/Prospectus and then signing, dating and mailing the voting instruction card in the envelope provided. If a card is not marked to indicate voting instructions, but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the Proposal. Your insurance company will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions and will vote those shares for which it receives no timely voting instructions for and against approval of a proposal, and as an abstention, in the same proportion as the shares for which it receives voting instructions. Shares attributable to amounts invested by your insurance company will be voted in the same proportion as votes cast by Contract Owners ("Mirror Voting"). Because the shares are subject to Mirror Voting, it requires only a small number of voting shares to approve the Reorganization. Accordingly, there are not expected to be any "broker non-votes."
Solicitation Procedures. PVC intends to retain Computershare to solicit proxies by mail. Officers or employees of Computershare or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will be compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies.
Expenses of mailing. The direct expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, solicitation costs and legal and audit fees will be paid for by the Acquired Fund.

OUTSTANDING SHARES AND SHARE OWNERSHIP
The following table shows as of July 30, 2018, the Record Date, the number of shares outstanding for each class of the Acquired and Acquiring Funds:

LargeCap Value Account		Equity Income Account
(Acquired Fund)		(Acquiring Fund)
Share Class	Shares Outstanding	Share Class	Shares Outstanding
Class 1	4,367,473.02	Class 1	21,267,646.43
Class 2	18,141.67	Class 2	1,011,924.33
As of the July 30, 2018 Record Date, the Directors and Officers of PVC together owned less than 1% of the outstanding shares of any class of shares of the Acquired or Acquiring Funds.
As of the July 30, 2018 Record Date, the following persons owned of record, or were known by PVC to own beneficially, 5% or more of the outstanding shares of the Acquired Fund:

Acquired Fund	Share Class	Name/Address of Shareholder	Percent of Ownership
LARGECAP	1	PRINCIPAL LIFE INSURANCE CO CUST	32.13%
VALUE		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP	1	PRINCIPAL LIFE INSURANCE CO CUST	16.75%
VALUE		PRINFLEX LIFE
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP	1	PRINCIPAL LIFE INSURANCE CO CUST	14.30%
VALUE		VUL
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

Acquired Fund	Share Class	Name/Address of Shareholder	Percent of Ownership
LARGECAP	1	PRINCIPAL LIFE INSURANCE CO CUST	10.75%
VALUE		FBO PRINCIPAL INVESTMENT PLUS
		VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP	2	PRINCIPAL LIFE INSURANCE CO CUST	67.19%
VALUE		FBO PRINCIPAL PIVOT SERIES
		VARIABLE ANNUITY V2
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP	2	PRINCIPAL LIFE INSURANCE CO CUST	20.50%
VALUE		FBO PRINCIPAL PIVOT SERIES
		VARIABLE ANNUITY III
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP	2	PRINCIPAL LIFE INSURANCE CO CUST	12.31%
VALUE		FBO PRINCIPAL PIVOT SERIES
		VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

As of the July 30, 2018 Record Date, the following persons owned of record, or were known by PVC to own beneficially, 5% or more of the outstanding shares of the Acquiring Fund:

Acquiring Fund	Share Class	Name/Address of Shareholder	Percent of Ownership
EQUITY INCOME	1	PRINCIPAL LIFE INSURANCE CO CUST	23.26%
		FBO PRINCIPAL INVESTMENT PLUS
		VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME	1	SAM BALANCED PORTFOLIO PVC	15.94%
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME	1	TIAA-CREF LIFE SEPARATE ACCOUNT	14.47%
		VA-1 OF TIAA-CREF LIFE INS CO
		8500 ANDREW CARNEGIE BLVD
		MAIL CODE - E3/N6
		CHARLOTTE NC 28262-8500

EQUITY INCOME	1	SAM CONS GROWTH PORTFOLIO PVC	9.94%
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME	1	SAM STRATEGIC GROWTH	8.25%
		PORTFOLIO PVC
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME	1	PRINCIPAL LIFE INSURANCE CO CUST	8.08%
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

Acquiring Fund	Share Class	Name/Address of Shareholder	Percent of Ownership
EQUITY INCOME	2	SUNAMERICA ANNUITY &	29.06%
		LIFE ASSURANCE CO
		VARIABLE SEPERATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		21650 OXNARD STREET STE 750
		WOODLAND HILLS CA 91367-4997

EQUITY INCOME	2	FARMERS NEW WORLD LIFE INS CO	26.64%
		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

EQUITY INCOME	2	FARMERS NEW WORLD LIFE INS CO	23.50%
		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

EQUITY INCOME	2	FARMERS NEW WORLD LIFE INS CO	8.03%
		VARIABLE UNIVERSAL LIFE II AGENT
		ATTN SEPERATE ACCOUNTS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

EQUITY INCOME	2	PRINCIPAL LIFE INSURANCE CO CUST	5.68%
		FBO PRINCIPAL PIVOT SERIES VARIABLE
		ANNUITY V2
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME	2	PRINCIPAL LIFE INSURANCE CO CUST	5.39%
		FBO PRINCIPAL PIVOT SERIES
		VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

FINANCIAL HIGHLIGHTS
The financial highlights table for the Acquired Fund and the Acquiring Fund is intended to help investors understand the financial performance of each Fund for the past five fiscal years (or since inception in the case of a Fund in operation for less than five years). Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended December 31, 2013 through December 31, 2017 has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in PVC’s Annual Report to Shareholders for the fiscal year ended December 31, 2017. Copies of these reports are available on request as described above.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
(unaudited)
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

EQUITY INCOME ACCOUNT
Class 1 Shares	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$23.20	$21.67	$23.12	$21.00	$17.03
Net Investment Income (Loss)(a)	0.56	0.57	0.58	0.57	0.54
Net Realized and Unrealized Gain (Loss) on Investments	4.14	2.77	(1.46)	2.09	4.04
Total From Investment Operations	4.70	3.34	(0.88)	2.66	4.58
Dividends from Net Investment Income	(0.58)	(0.64)	(0.57)	(0.54)	(0.61)
Distributions from Realized Gains	(1.24)	(1.17)	—	—	—
Total Dividends and Distributions	(1.82)	(1.81)	(0.57)	(0.54)	(0.61)
Net Asset Value, End of Period	$26.08	$23.20	$21.67	$23.12	$21.00
Total Return(b)	21.08%	15.72%	(3.93)%	12.80%	27.30%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$572,629	$525,829	$513,126	$599,407	$630,542
Ratio of Expenses to Average Net Assets	0.50%	0.50%	0.49%	0.48%	0.48%
Ratio of Net Investment Income to Average Net Assets	2.26%	2.54%	2.54%	2.57%	2.83%
Portfolio Turnover Rate	15.9%	17.1%	10.7%	11.6%	18.0%

FINANCIAL HIGHLIGHTS (continued)
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
(unaudited)

EQUITY INCOME ACCOUNT
Class 2 Shares	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$23.03	$21.52	$22.96	$20.87	$16.92
Net Investment Income (Loss)(a)	0.49	0.51	0.52	0.51	0.49
Net Realized and Unrealized Gain (Loss) on Investments	4.11	2.75	(1.45)	2.07	4.02
Total From Investment Operations	4.60	3.26	(0.93)	2.58	4.51
Dividends from Net Investment Income	(0.52)	(0.58)	(0.51)	(0.49)	(0.56)
Distributions from Realized Gains	(1.24)	(1.17)	—	—	—
Total Dividends and Distributions	(1.76)	(1.75)	(0.51)	(0.49)	(0.56)
Net Asset Value, End of Period	$25.87	$23.03	$21.52	$22.96	$20.87
Total Return(b)	20.77%	15.43%	(4.15)%	12.46%	27.02%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$27,469	$24,197	$23,215	$25,491	$24,810
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.74%	0.73%	0.73%
Ratio of Net Investment Income to Average Net Assets	2.00%	2.29%	2.29%	2.32%	2.58%
Portfolio Turnover Rate	15.9%	17.1%	10.7%	11.6%	18.0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
(unaudited)
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

LARGECAP VALUE ACCOUNT
Class 1 Shares	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$30.03	$29.19	$33.80	$36.13	$28.33
Net Investment Income (Loss)(a)	0.51	0.55	0.53	0.51	0.53
Net Realized and Unrealized Gain (Loss) on Investments	4.30	1.76	(0.80)	3.19	8.11
Total From Investment Operations	4.81	2.31	(0.27)	3.70	8.64
Dividends from Net Investment Income	(0.62)	(0.56)	(0.53)	(0.80)	(0.84)
Distributions from Realized Gains	(1.81)	(0.91)	(3.81)	(5.23)	—
Total Dividends and Distributions	(2.43)	(1.47)	(4.34)	(6.03)	(0.84)
Net Asset Value, End of Period	$32.41	$30.03	$29.19	$33.80	$36.13
Total Return(b)	16.83%(c)	8.17%	(1.09)%	11.17%	30.83%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$150,184	$140,994	$153,060	$170,673	$167,702
Ratio of Expenses to Average Net Assets	0.61%	0.61%	0.61%	0.61%	0.61%
Ratio of Net Investment Income to Average Net Assets	1.65%	1.90%	1.66%	1.45%	1.64%
Portfolio Turnover Rate	109.8%	106.3%	81.3%	104.3%	140.8%

FINANCIAL HIGHLIGHTS (continued)
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
(unaudited)

LARGECAP VALUE ACCOUNT
Class 2 Shares	2017	2016	2015(d)
Net Asset Value, Beginning of Period	$29.93	$29.14	$34.24
Net Investment Income (Loss)(a)	0.43	0.45	0.31
Net Realized and Unrealized Gain (Loss) on Investments	4.28	1.78	(1.07)
Total From Investment Operations	4.71	2.23	(0.76)
Dividends from Net Investment Income	(0.60)	(0.53)	(0.53)
Distributions from Realized Gains	(1.81)	(0.91)	(3.81)
Total Dividends and Distributions	(2.41)	(1.44)	(4.34)
Net Asset Value, End of Period	$32.23	$29.93	$29.14
Total Return(b)	16.53%	7.89%	(2.52)%(e)
Net Assets, End of Period (in thousands)	$325	$66	$20
Ratio/Supplemental Data:
Ratio of Expenses to Average Net Assets	0.86%	0.86%	0.86%(f)
Ratio of Net Investment Income to Average Net Assets	1.38%	1.58%	1.56%(f)
Portfolio Turnover Rate	109.8%	106.3%	81.3%(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Total return is calculated using the traded net asset value which may differ from the reported net asset value.
The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.
(d)	Period from May 1, 2015 date operations commenced, through December 31, 2015.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

FINANCIAL STATEMENTS
The financial statements of the Acquiring Fund and Acquired Fund included in PVC’s Annual Report to Shareholders for the fiscal year ended December 31, 2017 are incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. Copies of these reports are available upon request as described above.
LEGAL MATTERS
Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Adam U. Shaikh, Esq., Assistant Counsel to PVC. Certain tax consequences of the Reorganization will be passed upon for the Acquiring Fund by Randy Lee Bergstrom, Esq., Assistant Tax Counsel to PVC, and for the Acquired Fund by Jared A. Yepsen, Esq., Assistant Tax Counsel to PVC.
OTHER INFORMATION
PVC is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PVC Fund must be received by PVC a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.
BY ORDER OF THE BOARD OF DIRECTORS

August 10, 2018
Des Moines, Iowa

Appendix A
PLAN OF ACQUISITION
LargeCap Value Account and Equity Income Account
The Board of Directors of Principal Variable Contracts Funds, Inc., a Maryland corporation (the “Fund”), deems it advisable that the Equity Income Account series of the Fund (“EIF”) acquire all of the assets of the LargeCap Value Account series of the Fund (“LCV”), in exchange for the assumption by EIF of all of the liabilities of LCV and for shares issued by EIF which are thereafter to be distributed by LCV pro rata to its shareholders in complete liquidation and termination of LCV and in exchange for all of LCV’s outstanding shares.
LCV will transfer to EIF, and EIF will acquire from LCV, all of the assets of LCV on the Closing Date and will assume from LCV all of the liabilities of LCV in exchange for the issuance of the number and class of shares of EIF determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of LCV of the corresponding class in complete liquidation and termination of LCV and in exchange for all of LCV’s outstanding Class 1 and Class 2 shares. LCV will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by LCV in proper form prior to the Closing Date shall be fulfilled by LCV. Redemption requests received by LCV thereafter will be treated as requests for redemption of those shares of EIF allocable to the shareholder in question.
LCV will declare, and EIF may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.
On the Closing Date, EIF will issue to LCV a number of full and fractional Class 1 and Class 2 shares of EIF, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of the corresponding share class of LCV. The aggregate value of the net assets of LCV and EIF shall be determined in accordance with the then current Prospectus of the Fund as of close of regularly scheduled trading on the New York Stock Exchange on the Closing Date.

The closing of the transactions contemplated in this Plan (the “Closing”) shall be held at the offices of Principal Global Investors, LLC, 711 High Street, Des Moines, Iowa 50392 at 3:00 p.m. Central Time on October 12, 2018, or on such other date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.”
In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for EIF or LCV to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.
As soon as practicable after the Closing, LCV shall (a) distribute on a pro rata basis to the Class 1 and Class 2 shareholders of record of LCV at the close of business on the Closing Date the shares of EIF of the corresponding class received by LCV at the Closing in exchange for all of LCV’s outstanding shares, and (b) be liquidated in accordance with applicable law and the Fund’s Articles of Incorporation.
For purposes of the distribution of shares of EIF to shareholders of LCV, EIF shall credit its books an appropriate number and class of its shares to the account of each shareholder of LCV. No certificates will be issued for shares of EIF. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of LCV, shall be deemed for all purposes of the Fund’s Articles of Incorporation and Bylaws to evidence the appropriate number and class of shares of EIF to be credited on the books of EIF in respect of such shares of LCV as provided above.
LCV will, within a reasonable period of time before the Closing Date, furnish EIF with a list of LCV’s portfolio securities and other investments. EIF will, within a reasonable period of time before the Closing Date, identify the securities, if any, on LCV’s list referred to in the foregoing sentence that EIF wishes to receive from LCV and otherwise how EIF wishes LCV’s portfolio to be repositioned prior to the Closing in accordance with EIF’s investment objective, policies and strategies. LCV, if requested by EIF, will reposition its portfolio as directed by EIF prior to the Closing. In addition, if it is determined that the portfolios of LCV and EIF, when aggregated, would contain investments exceeding certain percentage limitations applicable to EIF with respect to such investments, LCV, if requested by EIF, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require LCV to dispose of or purchase any investments or securities if, in the reasonable judgment of the Board of Directors or Principal Global Investors, LLC, the investment adviser to LCV and EIF, such disposition would adversely affect the status of the transactions contemplated in this Plan as a “reorganization,” as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended, or would otherwise not be in the best interests of LCV.
Prior to the Closing Date, LCV shall deliver to EIF a list setting forth the assets to be assigned, delivered and transferred to EIF, including the securities then owned by LCV and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by EIF pursuant to this Plan.
All of LCV’s portfolio securities shall be delivered by LCV’s custodian on the Closing Date to EIF or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an account in the name of EIF or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from LCV’s account at its custodian to EIF’s account at its custodian. If on the Closing Date LCV is unable to make good delivery to EIF’s custodian of any of LCV’s portfolio securities because such securities have not yet been delivered to LCV’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and LCV shall deliver to EIF’s custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to EIF, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by EIF.
This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of LCV and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of LCV no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of LCV.

Except as expressly provided otherwise in this Plan, LCV will pay or cause to be paid all out-of-pocket fees and expenses incurred in connection with the transactions contemplated under this Plan, including, but not limited to, accountants’ fees, legal fees, registration fees, and printing expenses.
IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the 10th day of August, 2018.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. on behalf of the following Acquired Fund: LargeCap Value Account

By:	/s/ Michael J. Beer
Michael J. Beer
President and Chief Executive Officer

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. on behalf of the following Acquiring Fund: Equity Income Account

By:	/s/ Jennifer A. Block
Jennifer A. Block
Vice President, Counsel and Assistant Secretary

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

Please detach at perforation before mailing.
PROXY CARD    PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. (“PVC”)
LARGECAP VALUE ACCOUNT (the “Acquired Fund”)
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS OCTOBER 1, 2018
This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Michael J. Beer, Jennifer A. Block, and Adam U. Shaikh, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Fund to be held October 1, 2018 at 10:30 a.m., Central Time, and any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.
Check the appropriate box on the reverse side of this ballot, date the ballot, and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the proposal listed on the reverse side. The Proxies will also be authorized to vote in their discretion upon such other matters that may properly come before the meeting.
VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
PVC_30110_071118

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders to Be Held on October 1, 2018.
The Proxy Statement and Proxy Card for this Meeting are available at:
https://www.proxy-direct.com/pri-30110

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors of PVC recommends that shareholders of the Acquired Fund vote FOR the following:
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A.    Proposal     FOR    AGAINST    ABSTAIN

1.	Approval of a Plan of Acquisition providing for the reorganization of the LargeCap Value Account (the "Acquired Fund") ☐ ☐ ☐
into the Equity Income Account (the "Acquiring Fund").

B.    Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note:
Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below    Signature 1 ─ Please keep signature within the box    Signature 2 ─ Please keep signature within the box

/ /

Scanner bar code

■    xxxxxxxxxxxxxx    PVC1 30110    M    xxxxxxxx    +

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

Please detach at perforation before mailing.
VOTING INSTRUCTION CARD    PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. (“PVC”)
LARGECAP VALUE ACCOUNT (the “Acquired Fund”)
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS OCTOBER 1, 2018

[INSURANCE COMPANY NAME DROP-IN]
This Instruction Card is solicited by the above-named insurance company seeking voting instructions with respect to shares Principal Variable Contracts Funds, Inc. The undersigned hereby instructs Principal Life Insurance Company (the “Insurance Company”) to vote all shares of Principal Variable Contracts Funds, Inc. that are attributable to his or her variable annuity or variable life insurance contract at the Special Meeting of Shareholders to be held October 1, 2018 at 10:30 a.m., Central Time, and any adjournments thereof, as indicated on the reverse side or in the discretion of the Insurance Company upon such other matters as may properly come before the Meeting.
Check the appropriate box on the reverse side of this ballot, date the ballot, and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement.
The Voting Instruction Card, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, the votes attributable to this Voting Instruction Card will be voted FOR the proposal listed on the reverse side. Shares of the Fund for which no instructions are received will be voted in the same proportion as votes for which instructions are received for the Fund.
VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
PVC_30110_071118_VI

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders to Be Held on October 1, 2018.
The Proxy Statement and Proxy Card for this Meeting are available at:
https://www.proxy-direct.com/pri-30110

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.
The Board of Directors of PVC recommends that shareholders of the Acquired Fund vote FOR the following:
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A.    Proposal     FOR    AGAINST    ABSTAIN

1.	Approval of a Plan of Acquisition providing for the reorganization of the LargeCap Value Account (the "Acquired Fund") ☐ ☐ ☐
into the Equity Income Account (the "Acquiring Fund").

B.    Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note:
Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below    Signature 1 ─ Please keep signature within the box    Signature 2 ─ Please keep signature within the box

/ /

Scanner bar code

■    xxxxxxxxxxxxxx    PVC2 30110    M    xxxxxxxx    +

PART B
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
STATEMENT OF ADDITIONAL INFORMATION
Dated: August 10, 2018

This Statement of Additional Information is available to the shareholders of LargeCap Value Account (the "Acquired Fund"), in connection with the proposed reorganization of the Acquired Fund into the Equity Income Account (the "Acquiring Fund") (the "Reorganization"). The Acquired and Acquiring Funds are each a separate series of Principal Variable Contracts Funds, Inc. ("PVC").
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated August 10, 2018, relating to the Special Meeting of Shareholders of the Acquired Fund to be held on October 1, 2018 at 10:30 a.m., Central Time. The Proxy Statement/Prospectus, which describes the proposed Reorganization, may be obtained without charge by writing to Principal Global Investors, LLC, 711 High Street, Des Moines, Iowa 50392, or by calling toll free at 1-800-222-5852.

TABLE OF CONTENTS

(1)	Statement of Additional Information of PVC dated May 1, 2018, as supplemented on June 18, 2018 and July 30, 2018.

(2)	Audited Financial Statements of the Acquired Fund and the Acquiring Fund included in PVC's Annual Report to Shareholders for the fiscal year ended December 31, 2017.

(3)	Pro Forma Financial Statements.
INFORMATION INCORPORATED BY REFERENCE
This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission (File Nos. 002-35570; and 811-01944).

(1)
The Statement of Additional Information of Principal Variable Contracts Funds, Inc. ("PVC") dated May 1, 2018, including Supplements dated June 18, 2018 and July 30, 2018, and filed via EDGAR on those dates.

(2)
The financial statements of the Acquired Fund and the Acquiring Fund included in PVC's Annual Report to Shareholders for the fiscal year ended December 31, 2017, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR on February 27, 2018.

The Annual and Semi-Annual Reports to Shareholders of PVC are available upon request and without charge by calling toll-free at 1-800-222-5852.
PRO FORMA FINANCIAL STATEMENTS

On June 12, 2018, the Board of Directors of PVC approved a Plan of Acquisition whereby, the Equity Income Account (the "Acquiring Fund") will acquire all the assets of the LargeCap Value Account (the "Acquired Fund"), subject to the liabilities of the Acquired Fund, in exchange for a number of shares equal in value to the pro rata net assets of shares of the Acquired Fund (the "Reorganization").
Shown below are unaudited pro forma financial statements for the combined Acquiring Fund, assuming the Reorganization had been consummated as of December 31, 2017.  The first table presents pro forma Statements of Assets and Liabilities for the combined Acquiring Fund. The second table presents pro forma Statements of Operations for the combined Acquiring Fund. The third table presents a pro forma Schedule of Investments for the combined Acquiring Fund.
Please see the accompanying notes for additional information about the pro forma financial statements. The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Acquired Funds and the Acquiring Funds incorporated by reference in the Statements of Additional Information.

Statements of Assets and Liabilities
Principal Variable Contracts Funds, Inc.
December 31, 2017 (unaudited)
Amounts in thousands

	LargeCap Value Account	Equity Income Account	Pro Forma Adjustments		Pro Forma Equity Income Account
Investment in securities--at cost	$128,763	$325,302	$—		$454,065
Investment in affiliated Accounts--at cost	$930	$10,695	$—		$11,625
Assets
Investment in securities--at value	$149,488	$588,329	$—		$737,817
Investment in affiliated Accounts--at value	930	10,695	—		11,625
Receivables:
Dividends and interest	176	1,554	—		1,730
Fund shares sold	8	105	—		113
Total Assets	150,602	600,683	—		751,285

Liabilities
Accrued management and investment advisory fees	76	245	—		321
Accrued distribution fees	—	6	—		6
Accrued directors' expenses	—	2	—		2
Accrued other expenses	4	15	—		19
Payables:
Fund shares redeemed	13	317	—		330
Reorganization costs	—	—	31	(b)	31
Transition costs	—	—	50	(b)	50
Total Liabilities	93	585	81		759
Net Assets Applicable to Outstanding Shares	$150,509	$600,098	$(81)		$750,526

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$114,213	$289,152	$—		$403,365
Accumulated undistributed (overdistributed) net investment income (loss)	2,441	15,365	(81)	(b)	17,725
Accumulated undistributed (overdistributed) net realized gain (loss)	13,130	32,554	—		45,684
Net unrealized appreciation (depreciation) of investments	20,725	263,027	—		283,752
Total Net Assets	$150,509	$600,098	$(81)		$750,526

Capital Stock (par value: $.01 a share):
Shares authorized	200,000	200,000			200,000
Net Asset Value Per Share:
Class 1: Net Assets	$150,184	$572,629	$(81)	(b)	$722,732
Shares issued and outstanding	4,633	21,955	1,124	(a)	27,712
Net asset value per share	$32.41	$26.08	$—		$26.08

Class 2: Net Assets	$325	$27,469	$—		$27,794
Shares issued and outstanding	10	1,062	2	(a)	1,074
Net asset value per share	$32.23	$25.87	$—		$25.87

(a) Reflects new shares issued, net of retired shares of LargeCap Value Account.
(b) Reduction in net assets to reflect the estimated expenses of the Reorganization and transition costs associated with disposing of portfolio securities.
See accompanying notes.

STATEMENTS OF OPERATIONS
Principal Variable Contracts Funds, Inc.
Twelve Months Ended December 31, 2017 (unaudited)

Amounts in thousands	LargeCap Value Account	Equity Income Account	Pro Forma Adjustments		Pro Forma Equity Income Account
Net Investment Income (Loss)
Income:
Dividends	$3,218	$15,595	$—		$18,813
Dividends from affiliated Accounts	—	4	—		4
Withholding tax	—	(327)	—		(327)
Total Income	3,218	15,272	—		18,490
Expenses:
Management and investment advisory fees	856	2,719	(284)	(a)	3,291
Distribution Fees - Class 2	—	63	—		63
Chief compliance officer fees	—	1	—		1
Custodian fees	4	21	(2)	(b)	23
Directors' expenses	5	12	(3)	(b)	14
Professional fees	3	4	(3)	(b)	4
Total Expenses	868	2,820	(292)		3,396
Net Investment Income (Loss)	2,350	12,452	292		15,094

Net Realized and Unrealized Gain (Loss) on Investments, Futures and Short Sales
Net realized gain (loss) from:
Investment transactions	13,540	43,479	—		57,019
Change in unrealized appreciation/depreciation of:
Investments	6,453	50,703	—		57,156
Net Realized and Unrealized Gain (Loss) on Investments, Futures and Short sales	19,993	94,182	—		114,175
Net Increase (Decrease) in Net Assets Resulting from Operations	$22,343	$106,634	$292		$129,269

(a) Management and investment advisory fees decreased to reflect annual percentage rate of Acquiring Fund.
(b) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on elimination of duplicate services.

See accompanying notes.

Schedule of Investments
December 31, 2017

COMMON STOCKS - 98.30%	LargeCap Value Account Shares Held	LargeCap Value Account Value (000's)	Equity Income Account Shares Held	Equity Income Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Aerospace & Defense - 0.92%
Boeing Co/The	—	$—	8,373	$2,469	8,373	$2,469
L3 Technologies Inc(a)	8,530	1,688	—	—	8,530	1,688
Lockheed Martin Corp(a)	4,950	1,589	—	—	4,950	1,589
Raytheon Co(a)	6,100	1,146	—	—	6,100	1,146
		$4,423		$2,469		$6,892

Airlines - 1.12%
Copa Holdings SA(a)	7,140	957	—	—	7,140	957
Delta Air Lines Inc	—	—	133,143	7,456	133,143	7,456
		$957		$7,456		$8,413

Apparel - 1.30%
Michael Kors Holdings Ltd(a),(b)	9,100	573	—	—	9,100	573
VF Corp	—	—	123,747	9,157	123,747	9,157
		$573		$9,157		$9,730

Automobile Manufacturers - 1.29%
PACCAR Inc	—	—	136,716	9,718	136,716	9,718

Automobile Parts & Equipment - 2.30%
Allison Transmission Holdings Inc(a)	10,820	466	—	—	10,820	466
Autoliv Inc	—	—	78,956	10,034	78,956	10,034
Lear Corp(a)	5,520	975	—	—	5,520	975
Magna International Inc	—	—	102,006	5,780	102,006	5,780
		$1,441		$15,814		$17,255

Banks - 10.54%
Bank of America Corp(a)	156,200	4,611	—	—	156,200	4,611
Bank of Nova Scotia/The	—	—	184,542	11,908	184,542	11,908
Citigroup Inc(a)	8,000	595	—	—	8,000	595
Citizens Financial Group Inc(a)	30,800	1,293	—	—	30,800	1,293
Comerica Inc (a)	35,300	3,064	—	—	35,300	3,064
Grupo Financiero Santander Mexico SAB de CV ADR	—	—	348,704	2,549	348,704	2,549
JPMorgan Chase & Co(a)	60,600	6,481	154,200	16,490	214,800	22,971
PNC Financial Services Group Inc/The	—	—	109,917	15,860	109,917	15,860
TCF Financial Corp(a)	24,100	494	—	—	24,100	494
US Bancorp	—	—	239,415	12,828	239,415	12,828
Wells Fargo & Co(a)	47,900	2,906	—	—	47,900	2,906
		$19,444		$59,635		$79,079

Beverages - 1.64%
Coca-Cola Co/The	—	—	108,286	4,968	108,286	4,968
Dr Pepper Snapple Group Inc	—	—	76,016	7,378	76,016	7,378
		$—		$12,346		$12,346

Biotechnology - 0.41%
Biogen Inc(a),(b)	2,500	796	—	—	2,500	796
Gilead Sciences Inc(a)	31,700	2,271	—	—	31,700	2,271
		$3,067		$—		$3,067

COMMON STOCKS (continued)	LargeCap Value Account Shares Held	LargeCap Value Account Value (000's)	Equity Income Account Shares Held	Equity Income Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Chemicals - 2.15%
Air Products & Chemicals Inc	—	$—	32,631	$5,354	32,631	$5,354
DowDuPont Inc	—	—	55,008	3,918	55,008	3,918
Huntsman Corp(a)	75,000	2,497	—	—	75,000	2,497
PPG Industries Inc	—	—	37,536	4,385	37,536	4,385
		$2,497		$13,657		$16,154

Computers - 3.10%
Accenture PLC - Class A	—	—	18,239	2,792	18,239	2,792
Apple Inc	—	—	98,308	16,637	98,308	16,637
DXC Technology Co(a)	7,800	740	—	—	7,800	740
HP Inc(a)	96,380	2,025	—	—	96,380	2,025
International Business Machines Corp	—	—	6,983	1,071	6,983	1,071
		$2,765		$20,500		$23,265

Cosmetics & Personal Care - 0.61%
Colgate-Palmolive Co(a)	44,210	3,336	—	—	44,210	3,336
Procter & Gamble Co/The(a)	13,200	1,213	—	—	13,200	1,213
		$4,549		$—		$4,549

Diversified Financial Services - 6.69%
Ameriprise Financial Inc(a)	9,000	1,525	—	—	9,000	1,525
BGC Partners Inc(a)	75,000	1,133	—	—	75,000	1,133
BlackRock Inc	—	—	27,033	13,887	27,033	13,887
Discover Financial Services	—	—	213,785	16,445	213,785	16,445
FNF Group	—	—	295,059	11,578	295,059	11,578
Lazard Ltd(a)	44,100	2,315	—	—	44,100	2,315
Mastercard Inc(a)	9,500	1,438	—	—	9,500	1,438
Synchrony Financial(a)	48,400	1,869	—	—	48,400	1,869
		$8,280		$41,910		$50,190

Electric - 5.07%
CenterPoint Energy Inc	30,940	877	—	—	30,940	877
Consolidated Edison Inc	10,400	883	—	—	10,400	883
Entergy Corp(a)	33,600	2,735	—	—	33,600	2,735
Eversource Energy	—	—	127,458	8,053	127,458	8,053
NextEra Energy Inc	10,140	1,584	47,354	7,396	57,494	8,980
WEC Energy Group Inc	—	—	122,226	8,119	122,226	8,119
Xcel Energy Inc	—	—	175,452	8,441	175,452	8,441
		$6,079		$32,009		$38,088

Electronics - 0.87%
Honeywell International Inc	—	—	42,631	6,538	42,631	6,538

Environmental Control - 0.41%
Waste Management Inc(a)	35,800	3,090	—	—	35,800	3,090

COMMON STOCKS (continued)	LargeCap Value Account Shares Held	LargeCap Value Account Value (000's)	Equity Income Account Shares Held	Equity Income Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Food - 3.72%
Hormel Foods Corp	—	$—	111,910	$4,072	111,910	$4,072
Ingredion Inc(a)	12,060	1,686	—	—	12,060	1,686
Kraft Heinz Co/The	—	—	88,312	6,867	88,312	6,867
Kroger Co/The	—	—	426,488	11,707	426,488	11,707
Pinnacle Foods Inc(a)	12,800	761	—	—	12,800	761
Tyson Foods Inc	—	—	35,214	2,855	35,214	2,855
		$2,447		$25,501		$27,948

Gas - 0.91%
Sempra Energy	—	—	64,109	6,855	64,109	6,855

Healthcare - Products - 3.86%
Abbott Laboratories	—	—	150,471	8,587	150,471	8,587
Baxter International Inc(a)	30,510	1,972	—	—	30,510	1,972
Becton Dickinson and Co	—	—	36,806	7,879	36,806	7,879
Medtronic PLC	—	—	130,919	10,572	130,919	10,572
		$1,972		$27,038		$29,010

Healthcare - Services - 0.64%
Anthem Inc(a)	13,000	2,925	—	—	13,000	2,925
Cigna Corp(a)	5,160	1,048	—	—	5,160	1,048
Humana Inc(a)	3,390	841	—	—	3,390	841
		$4,814		$—		$4,814

Insurance - 6.14%
Aflac Inc(a)	13,070	1,147	—	—	13,070	1,147
Allstate Corp/The	11,300	1,183	97,666	10,227	108,966	11,410
Berkshire Hathaway Inc - Class B(a),(b)	20,130	3,990	—	—	20,130	3,990
Chubb Ltd	—	—	95,467	13,950	95,467	13,950
Fairfax Financial Holdings Ltd	—	—	10,469	5,552	10,469	5,552
Hartford Financial Services Group Inc/The	13,400	754	—	—	13,400	754
Prudential Financial Inc(a)	18,200	2,093	—	—	18,200	2,093
Reinsurance Group of America Inc(a)	6,100	951	—	—	6,100	951
Swiss Re AG ADR	—	—	149,620	3,498	149,620	3,498
Unum Group(a)	49,710	2,729	—	—	49,710	2,729
		$12,847		$33,227		$46,074

Iron & Steel - 0.18%
Nucor Corp	13,700	871	—	—	13,700	871
Reliance Steel & Aluminum Co(a)	5,400	463	—	—	5,400	463
		$1,334		$—		$1,334

Lodging - 0.07%
Extended Stay America Inc(a)	27,300	519	—	—	27,300	519

Machinery - Diversified - 1.56%
Cummins Inc(a)	19,020	3,359	—	—	19,020	3,359
Deere & Co	—	—	48,314	7,562	48,314	7,562
Rockwell Automation Inc(a)	3,900	766	—	—	3,900	766
		$4,125		$7,562		$11,687

COMMON STOCKS (continued)	LargeCap Value Account Shares Held	LargeCap Value Account Value (000's)	Equity Income Account Shares Held	Equity Income Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Media - 1.00%
Comcast Corp - Class A(a)	65,200	$2,611	—	$—	65,200	$2,611
Time Warner Inc(a)	29,800	2,726	—	—	29,800	2,726
Walt Disney Co/The	—	—	19,876	2,137	19,876	2,137
		$5,337		$2,137		$7,474

Miscellaneous Manufacturers - 1.70%
3M Co	—	—	16,587	3,904	16,587	3,904
Crane Co(a)	5,900	526	—	—	5,900	526
Parker-Hannifin Corp	—	—	41,892	8,361	41,892	8,361
		$526		$12,265		$12,791

Office & Business Equipment - 0.13%
Xerox Corp(a)	34,300	1,000	—	—	34,300	1,000

Oil & Gas - 9.81%
Chevron Corp(a)	42,230	5,287	58,690	7,347	100,920	12,634
Cimarex Energy Co	—	—	83,519	10,190	83,519	10,190
ConocoPhillips(a)	63,500	3,485	—	—	63,500	3,485
Exxon Mobil Corp(a)	32,890	2,751	86,963	7,274	119,853	10,025
Marathon Petroleum Corp	—	—	207,195	13,671	207,195	13,671
Occidental Petroleum Corp	—	—	94,743	6,979	94,743	6,979
Phillips 66(a)	15,960	1,614	—	—	15,960	1,614
Royal Dutch Shell PLC - B shares ADR	—	—	167,131	11,413	167,131	11,413
Valero Energy Corp(a)	39,100	3,594	—	—	39,100	3,594
		$16,731		$56,874		$73,605

Oil & Gas Services - 0.15%
Halliburton Co(a)	23,200	1,134	—	—	23,200	1,134

Packaging & Containers - 0.09%
Owens-Illinois Inc (a),(b)	28,800	639	—	—	28,800	639

Pharmaceuticals - 7.46%
Johnson & Johnson(a)	49,070	6,856	64,692	9,039	113,762	15,895
McKesson Corp(a)	5,200	811	—	—	5,200	811
Merck & Co Inc	—	—	167,631	9,432	167,631	9,432
Novartis AG ADR	—	—	81,492	6,842	81,492	6,842
Pfizer Inc (a),(c)	80,000	2,898	260,134	9,422	340,134	12,320
Roche Holding AG ADR	—	—	338,915	10,703	338,915	10,703
		$10,565		$45,438		$56,003

Pipelines - 1.54%
Enterprise Products Partners LP	—	—	436,668	11,576	436,668	11,576

Private Equity - 1.60%
KKR & Co LP	—	—	569,215	11,988	569,215	11,988

Real Estate - 0.11%
CBRE Group Inc (a),(b)	19,100	827	—	—	19,100	827

COMMON STOCKS (continued)	LargeCap Value Account Shares Held	LargeCap Value Account Value (000's)	Equity Income Account Shares Held	Equity Income Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
REITs - 5.07%
Annaly Capital Management Inc	170,000	$2,021	596,289	$7,090	766,289	$9,111
Camden Property Trust	12,200	1,123	—	—	12,200	1,123
Digital Realty Trust Inc	—	—	81,771	9,314	81,771	9,314
Host Hotels & Resorts Inc	—	—	312,964	6,212	312,964	6,212
Liberty Property Trust(a)	18,220	784	—	—	18,220	784
Prologis Inc(a)	52,580	3,392	—	—	52,580	3,392
Simon Property Group Inc	—	—	47,497	8,157	47,497	8,157
		$7,320		$30,733		$38,093

Retail - 2.70%
Costco Wholesale Corp	—	—	43,180	8,037	43,180	8,037
CVS Health Corp(a)	22,300	1,617	—	—	22,300	1,617
Liberty Interactive Corp QVC Group(a),(b)	32,700	799	—	—	32,700	799
Starbucks Corp	—	—	101,317	5,818	101,317	5,818
Target Corp(a)	11,300	737	—	—	11,300	737
Wal-Mart Stores Inc(a)	32,800	3,239	—	—	32,800	3,239
		$6,392		$13,855		$20,247

Semiconductors - 3.02%
Applied Materials Inc	—	—	75,548	3,862	75,548	3,862
Intel Corp(a)	21,700	1,002	—	—	21,700	1,002
Maxim Integrated Products Inc	—	—	78,377	4,098	78,377	4,098
Microchip Technology Inc	—	—	83,379	7,327	83,379	7,327
Taiwan Semiconductor Manufacturing Co Ltd ADR	—	—	160,841	6,377	160,841	6,377
		$1,002		$21,664		$22,666

Software - 1.89%
Fidelity National Information Services Inc	—	—	49,914	4,697	49,914	4,697
Microsoft Corp	—	—	70,904	6,065	70,904	6,065
Oracle Corp(a)	38,130	1,803	—	—	38,130	1,803
VMware Inc(a),(b)	13,170	1,650	—	—	13,170	1,650
		$3,453		$10,762		$14,215

Telecommunications - 3.37%
AT&T Inc(a)	15,900	619	—	—	15,900	619
BCE Inc	—	—	175,822	8,441	175,822	8,441
Cisco Systems Inc(a)	139,300	5,335	—	—	139,300	5,335
Verizon Communications Inc(a)	38,600	2,043	168,015	8,893	206,615	10,936
		$7,997		$17,334		$25,331

Toys, Games & Hobbies - 1.65%
Hasbro Inc	—	—	135,862	12,349	135,862	12,349

Transportation - 1.50%
Norfolk Southern Corp(a)	9,260	1,342	—	—	9,260	1,342
Union Pacific Corp	—	—	51,976	6,970	51,976	6,970
United Parcel Service Inc	—	—	24,763	2,952	24,763	2,952
		$1,342		$9,922		$11,264
TOTAL COMMON STOCKS		$149,488		$588,329		$737,817

INVESTMENT COMPANIES - 1.55%	LargeCap Value Account Shares Held	LargeCap Value Account Value (000's)	Equity Income Account Shares Held	Equity Income Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Money Market Funds - 1.55%
Principal Government Money Market Fund(d)	930,491	$930	10,694,934	$10,695	11,625,425	$11,625

TOTAL INVESTMENT COMPANIES		$930		$10,695		$11,625
Total Investments		$150,418		$599,024		$749,442
Other Assets and Liabilities- 0.15%		$91		$1,074		$1,165
Reorganization and Transition Costs		$—		$—		$(81)
TOTAL NET ASSETS - 100.00%		$150,509		$600,098		$750,526

(a)	The security or a portion of the security will be disposed of in order to meet the investment objectives and strategies of the Acquiring Fund.
(b)	Non-income producing security.
(c)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $942 or 0.13% of net assets.
(d)	Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)
Sector/Country	LargeCap Value Account	Equity Income Account	Combined Portfolio
Financial	32.37%	29.59%	30.14%
Consumer, Non-cyclical	18.22%	18.38%	18.35%
Energy	11.87%	11.41%	11.50%
Consumer, Cyclical	6.57%	11.39%	10.42%
Industrial	9.39%	6.45%	7.05%
Technology	5.45%	8.82%	8.15%
Communications	8.86%	3.25%	4.37%
Utilities	4.04%	6.47%	5.99%
Basic Materials	2.55%	2.28%	2.33%
Investment Companies	0.62%	1.78%	1.55%
Other Assets in Excess of Liabilities, Net	0.06%	0.18%	0.15%
TOTAL NET ASSETS	100.00%	100.00%	100.00%

Affiliated Securities - LargeCap Value Account	December 31, 2016 Value	Purchases Cost	Sales Proceeds	December 31, 2017 Value
Principal Government Money Market Fund 1.12%	$—	$1,255	$325	$930
	$—	$1,255	$325	$930

	Income	Realized Gain/Loss of Investments	Realized Gain from Capital Gain Distributions	Change in Unrealized Gain/Loss
Principal Government Money Market Fund 1.12%	$—	$—	$—	$—
	$—	$—	$—	$—

Amounts in thousands

Affiliated Securities - Equity Income Account	December 31, 2016 Value	Purchases Cost	Sales Proceeds	December 31, 2017 Value
Principal Government Money Market Fund 1.12%	$—	$13,422	$2,727	$10,695
	$—	$13,422	$2,727	$10,695

	Income	Realized Gain/Loss of Investments	Realized Gain from Capital Gain Distributions	Change in Unrealized Gain/Loss
Principal Government Money Market Fund 1.12%	$4	$—	$—	$—
	$4	$—	$—	$—

Amounts in thousands

Pro Forma Notes to Financial Statements
December 31, 2017
(unaudited)

1.	Description of the Funds
Equity Income Account and LargeCap Value Account (the “Accounts”) are series of Principal Variable Contracts Funds, Inc. (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
Each of the Accounts is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies. Each of the Accounts was an investment company at all times during the year. The Accounts have not provided financial support, and are not contractually required to provide financial support to any investee.
All classes of shares for each of the Accounts represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

2.	Basis of Combination
On June 12, 2018, the Board of Directors of Principal Variable Contracts Funds, Inc., LargeCap Value Account approved an Agreement and Plan of Acquisition (the “Reorganization”) whereby, Equity Income Account will acquire all the assets of LargeCap Value Account subject to the liabilities of such Account, in exchange for a number of shares equal to the pro rata net assets of Equity Income Account.
The Reorganization will be accounted for as a taxable reorganization of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at December 31, 2017. The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of LargeCap Value Account and Equity Income Account at December 31, 2017. The unaudited pro forma statements of operations reflect the results of operations of LargeCap Value Account and Equity Income Account for the twelve months ended December 31, 2017. The statements have been derived from the Accounts’ respective books and records utilized in calculating daily net asset value at the dates indicated above for LargeCap Value Account and Equity Income Account under U.S. generally accepted accounting principles (“U.S. GAAP”). In accordance with U.S. GAAP, the fair value of the assets of LargeCap Value Account will become the cost basis of such assets transferred to Equity Income Account on the date of the combination and the results of operations of Equity Income Account for pre-combination periods will not be restated. In connection with the Reorganization, Principal Global Investors, LLC (“PGI”) has determined that, because the combined Funds following the Reorganization will more closely resemble Equity Income Fund pre-Reorganization than LargeCap Value Fund, Equity Income Fund will be the accounting survivor of the Reorganization. As such, Equity Income post-Reorganization will maintain the performance history of Equity Income at the closing of the Reorganization.
LargeCap Value Account will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees. These expenses and fees are expected to total $31,000. LargeCap Value Account will pay any trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of Equity Income Account and reinvesting the proceeds in securities that would be compatible. These trading costs are estimated to be $50,000 for LargeCap Value Account. The estimated gain, net of trading costs, would be $18,177,000 ($3.91 per share) for LargeCap Value Account on a U.S. GAAP basis.
The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Accounts incorporated by reference in the Statements of Additional Information.

3.	Significant Accounting Policies
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Accounts:
Security Valuation. Equity Income Account and LargeCap Value Account invest in combinations of other series of the Fund and Principal Funds, Inc. which are valued at the closing net asset value per share of each respective fund on the day of valuation. The shares of the other series of the Fund and Principal Funds, Inc., are referred to as the “Underlying Funds”.

Pro Forma Notes to Financial Statements
December 31, 2017
(unaudited)

3.	Significant Accounting Policies (continued)
Equity Income Account and LargeCap Value Account value securities for which market quotations are readily available at fair value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics such as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, other yield and risk factors, and other market conditions to determine an evaluated bid price or, in the case of certain credit default swaps, a mean price provided by a pricing service. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.
The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Accounts’ net asset values are reflected in the Accounts’ net asset values and these securities are valued at fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors, provided by independent pricing services, are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.
To the extent the Accounts invest in foreign securities listed on foreign exchanges which trade on days on which the Accounts do not determine net asset values, for example weekends and other customary national U.S. holidays, the Accounts’ net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.
Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.
Income and Investment Transactions. The Accounts record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Accounts record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Accounts are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized, respectively, on the level yield method over the lives of the respective securities. The Accounts allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class.
Expenses. Expenses directly attributed to a particular Account are charged to that Account. Other Account expenses not directly attributed to a particular Account are apportioned among the registered investment companies managed by the Manager.
Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.
In addition to the expenses that Equity Income Account bears directly, Equity Income Account also indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Because the Underlying Funds have varied expense levels and Equity Income Account may own different proportions of Underlying Funds at different times, the amount of expense incurred indirectly by Equity Income Account will vary. Expenses included in the statement of operations of Equity Income Account reflect the expenses of Equity Income Account and do not include any expenses associated with the Underlying Funds.

Pro Forma Notes to Financial Statements
December 31, 2017
(unaudited)

3.	Significant Accounting Policies (Continued)
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for net operating losses, mortgage-backed securities, certain defaulted securities, expiring capital loss carry forwards, certain preferred securities, amortization of premiums and discounts, options and futures contracts, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, swap agreements, short sales, partnership investments, REITs, utilization of earnings and profits distributed to shareholders on redemption of shares, foreign currency transactions, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.
Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Accounts intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.
Management evaluates tax positions taken or expected to be taken in the course of preparing the Accounts’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended December 31, 2017, the Accounts did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the shorter of the fiscal years from 2014-2016 or commencement of the fund’s operations to 2016. No examinations are in progress at this time.
Foreign Taxes. Equity Income Account is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by Equity Income Account as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statement of operations.
Investment Company Reporting Modernization. Effective October 13, 2016, the U.S. Securities and Exchange Commission (“SEC”) approved a final rule, Investment Company Reporting Modernization. The SEC adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. As of December 31, 2017, the Fund has adopted the new rules forms and amendments.

4.	Operating Policies
Borrowings. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Accounts and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the Accounts to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month LIBOR rate plus 1.00%). During the year ended December 31, 2017, LargeCap Value Account and Equity Income Account each loaned to the Facility. The interest income received is included in interest income on the statements of operations.
During the year ended December 31, 2017, LargeCap Value Account borrowed from the Facility $2,000 at a weighted average interest rate of 1.48%. The interest expense associated with these borrowings is included in other expenses on the statements of operations.
In addition, the Accounts participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank which allows the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the One Month LIBOR rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .15% on the amount of the line of credit. The Accounts did not borrow against the line of credit during the year ended December 31, 2017.
Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Accounts has valued the investments. This may have an adverse effect on each of the Accounts’ ability to dispose of particular illiquid securities at fair value and may limit each of the Accounts’ ability to obtain accurate market quotations for purposes of valuing the securities.

Pro Forma Notes to Financial Statements
December 31, 2017
(unaudited)

4.	Operating Policies (Continued)
Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.
Rebates. Subject to best execution, the Accounts may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Accounts in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.
Repurchase Agreements. The Accounts may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Accounts’ policy that the counterparties’ custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Accounts have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Accounts could experience delays in the realization of the collateral.
Underlying Funds. The performance and risks of Equity Income Account directly correspond to the performance and risks of the underlying funds in which Equity Income Account invests. By investing in many underlying funds, Equity Income Account has partial exposure to the risks of many different areas of the market. The more Equity Income Account allocates to stock funds, the greater the expected risk.
An underlying fund to a fund of funds may experience relatively large redemptions or purchases as the fund of funds periodically reallocates to rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.
The manager is the advisor to the Funds of Funds and each of the underlying funds. The Manager is committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.
As of December 31, 2017, the Funds of Funds owned 33.90%, in the aggregate, of the outstanding shares of Equity Income Account.
U.S. Government Agencies or Government-Sponsored Enterprises. The Accounts may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. Government or its agencies. The U.S. Government does not guarantee the net asset value of the Accounts’ shares. Some U.S. Government securities such as treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. Government. Other securities, such as those of the Federal Home Loan Bank are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.
Government related guarantors (those not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to the timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Participation Certificates are not backed by the full faith and credit of the U.S. Government.

Pro Forma Notes to Financial Statements
December 31, 2017
(unaudited)

5.	Fair Valuation
Fair value is defined as the price that the Accounts would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Accounts use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.
Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Accounts. Unobservable inputs are inputs that reflect the Accounts own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.
The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•Level 1 - Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.
•Level 2 - Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.). Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.
•Level 3 - Significant unobservable inputs (including the Accounts’ assumptions in determining the fair value of investments). Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Accounts in determining fair value is greatest for instruments categorized in Level 3.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Account’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Accounts use prices and inputs that are current as of the measurement date.
The beginning of the period timing recognition has been adopted for the significant transfers between levels of each Account’s assets and liabilities. As of December 31, 2017, there were no transfers between Level 1 and Level 2.

Pro Forma Notes to Financial Statements
December 31, 2017
(unaudited)

5.	Fair Value (Continued)
The following is a summary of the inputs used as of December 31, 2017 in valuing the Funds' securities carried at value (amounts shown in thousands):

Account	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Totals (Level 1,2,3)
Equity Income Account
Common Stocks*	$588,329	$—	$—	$588,329
Investment Companies*	10,695	—	—	10,695
Total investments in securities	$599,024	$—	$—	$599,024

LargeCap Value Account
Common Stocks*	$149,488	$—	$—	$149,488
Investment Companies*	930	`	—	930
Total investments in securities	$150,418	$—	$—	$150,418
*For additional detail regarding sector classifications, please see the Schedules of Investments
At the end of the period, there were no Accounts which had a significant Level 3 balance. During the period, there were no significant purchases, sales or transfers into or out of Level 3.

6.	Capital Shares
The pro forma net asset value per share assumes issuance of shares of Equity Income Account that would have been issued at December 31, 2017, in connection with the Reorganization. The number of shares assumed to be issued is equal to the net assets of LargeCap Value Account as of December 31, 2017, divided by the net asset value per share of Equity Income Account as of December 31, 2017. The pro forma number of shares outstanding, by class, for the combined Account can be found on the statement of assets and liabilities.

7.	Pro Forma Adjustments
The accompanying pro forma financial statements reflect changes in Account shares as if the Reorganization had taken place on December 31, 2017. The expenses of LargeCap Value Account were adjusted assuming the fee structure of Equity Income Account was in effect for the twelve months ended December 31, 2017.